PROSPECTUS


                                    [PHOTO]


Clarity Variable Annuity
May 1, 2006


[LOGO OF RBC INSURANCE]

                        THE FIXED AND VARIABLE ANNUITY

                                   ISSUED BY

                        RBC VARIABLE ANNUITY ACCOUNT A

                                      AND

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

   This prospectus describes the Fixed and Variable Annuity Contract offered by Business Men's Assurance Company of America. Business Men's Assurance Company of America operates under the RBC Insurance(R) brand and may be referred to as RBC, RBC Insurance(R), the Company, us, our or we in this prospectus. The Company intends to merge with its affiliate, Liberty Life Insurance Company, on June 30, 2006 (pending regulatory approvals). The Company will be the surviving entity and will change its name to Liberty Life Insurance Company simultaneously with the merger.


   The annuity contract has many investment choices-2 FIXED ACCOUNT options and the available INVESTMENT PORTFOLIOS. The INVESTMENT PORTFOLIOS are part of AIM Variable Insurance Funds, The Alger American Fund, American Century Variable Portfolios, Inc., Dreyfus Investment Portfolios, Dreyfus Stock Index Fund, Inc., Dreyfus Variable Investment Fund, Janus Aspen Series, Lazard Retirement Series, Inc., Lord Abbett Series Fund, Inc., T. Rowe Price Equity Series, Inc. and Variable Insurance Products Fund. You can put your money in Fixed Account I, any currently available GUARANTEE PERIOD of Fixed Account II and/or any of the available INVESTMENT PORTFOLIOS.


AIM VARIABLE INSURANCE FUNDS

   Advisor: A I M Advisors, Inc.
      AIM V.I. High Yield Fund (Series I Shares)
      AIM V.I. Core Equity Fund (Series I Shares)

        (Effective May 1, 2006, AIM V.I. Core Stock Fund merged into AIM V.I. Core Equity Fund)


THE ALGER AMERICAN FUND (Class O Shares)

   Managed By Fred Alger Management, Inc.
      Alger American Growth Portfolio
      Alger American Leveraged AllCap Portfolio
      Alger American MidCap Growth Portfolio

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

   Managed By American Century Investment Management, Inc.
      VP Income & Growth
      VP Value

DREYFUS INVESTMENT PORTFOLIOS

   Managed By The Dreyfus Corporation
      Emerging Leaders Portfolio (Initial Shares)

DREYFUS STOCK INDEX FUND, INC. (Initial Share Class)

   Managed By The Dreyfus Corporation (Index Fund Manager--Mellon Equity Associates)

DREYFUS VARIABLE INVESTMENT FUND ("Dreyfus VIF")

   Managed By The Dreyfus Corporation
      Dreyfus VIF Disciplined Stock Portfolio (Initial Share Class)

JANUS ASPEN SERIES (Institutional Shares)

   Managed By Janus Capital Management LLC
      Janus Aspen Series International Growth Portfolio

LAZARD RETIREMENT SERIES, INC.

   Managed By Lazard Asset Management LLC
      Lazard Retirement Small Cap Portfolio

LORD ABBETT SERIES FUND, INC. (Class VC Shares)

   Managed By Lord, Abbett & Co. LLC
      Growth and Income Portfolio

T. ROWE PRICE EQUITY SERIES, INC.

   Managed By T. Rowe Price Associates, Inc.
      T. Rowe Price Blue Chip Growth Portfolio
      T. Rowe Price Personal Strategy Balanced Portfolio

VARIABLE INSURANCE PRODUCTS FUNDS ("VIP")

   Managed By Fidelity Management & Research Co.
      Fidelity VIP Overseas Portfolio (Service Class 2)
      Fidelity VIP Growth Portfolio (Service Class 2)

      Fidelity VIP Contrafund(R) Portfolio (Service Class 2)

      Fidelity VIP Investment Grade Bond Portfolio (Initial Class) Fidelity VIP Mid Cap Portfolio (Initial Class)
      Fidelity VIP Money Market Portfolio (Initial Class)

   The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

   Please read this prospectus before investing and keep it on file for future reference. It contains important information about the Fixed and Variable Annuity Contract.


   To learn more about this Fixed and Variable Annuity Contract, you can obtain a copy of the Statement of Additional Information (SAI) dated May 1, 2006. The SAI has been filed with the SEC and is legally a part of this prospectus. The SEC has a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file electronically with the SEC. The Table of Contents of the SAI is on Page 36 of this prospectus. For a free copy of the SAI, call us at 1-800-423-9398 or write us at: P.O. Box 19086, Greenville, SC 29602-9086.


   The Contracts:

  .  are not bank deposits

  .  are not federally insured

  .  are not endorsed by any bank or government agency

  .  are not guaranteed and may be subject to loss of principal

   This prospectus is not an offering of the securities in any state, country, or jurisdiction in which we are not authorized to sell these securities. You should rely only on the information contained in this prospectus or that we have referred you to. We have not authorized anyone to provide you with information that is different.

   The insurance contract is subject to state approval. Not all benefits are approved in all states. Please read your contract.

May 1, 2006

                               TABLE OF CONTENTS


                                                                    Page
                                                                    ----
        INDEX OF SPECIAL TERMS.....................................   6
        SUMMARY....................................................   7
        FEE TABLE..................................................   8
        EXAMPLES...................................................  12
        1.  THE ANNUITY CONTRACT...................................  13
        2.  ANNUITY PAYMENTS (THE INCOME PHASE)....................  14
            Annuity Date...........................................  14
            Annuity Payments.......................................  14
            Annuity Options........................................  15
        3.  PURCHASE...............................................  15
            Purchase Payments......................................  15
            Allocation of Purchase Payments........................  15
            Free Look..............................................  16
            Accumulation Units.....................................  16
            Transfers..............................................  17
            Market Timing/Disruptive Transfers.....................  18
            Dollar Cost Averaging Option...........................  19
            Asset Rebalancing Option...............................  20
            Asset Allocation Option................................  20
        4.  INVESTMENT OPTIONS.....................................  20
            Voting Rights..........................................  23
            Adding, Deleting, or Substituting Investment Portfolios  23
        5.  EXPENSES...............................................  23
            Coverage Charge........................................  23
            Contract Maintenance Charge............................  24
            Withdrawal Charge......................................  24
            Interest Adjustment....................................  24
            Free Withdrawal Amount.................................  25
            Waiver of Withdrawal Charge (Life Liquidity Benefit)...  25
            Reduction or Elimination of the Withdrawal Charge......  25
            Premium Taxes..........................................  25
            Transfer Fee...........................................  25
            Income Taxes...........................................  26
            Investment Portfolio Expenses..........................  26
        6.  TAXES..................................................  26
            Annuity Contracts in General...........................  26
            Qualified and Non-Qualified Contracts..................  26
            Withdrawals--Non-Qualified Contracts...................  27
            Partial 1035 Exchanges.................................  27
            Withdrawals--Qualified Contracts.......................  27
            Taxation of Death Benefits.............................  28
            Multiple Contracts.....................................  29
            Tax Treatment of Assignments...........................  29
            Diversification and Owner Control......................  29
            Required Distributions.................................  29
        7.  ACCESS TO YOUR MONEY...................................  30
            Automatic Withdrawal Program...........................  30
            Minimum Distribution Program...........................  31
            Program Suspension of Payments or Transfers............  31

                                                                      Page
                                                                      ----
         8.     PERFORMANCE..........................................  32
         9.     DEATH BENEFIT........................................  32
                Death Benefit Enhancement (Stepped-Up Death Benefit).  32
                Additional Death Benefit Option......................  33
                Death of Annuitant...................................  34
         10.    OTHER INFORMATION....................................  34
                The Company..........................................  34
                The Separate Account.................................  34
                Distributor..........................................  35
                Administration.......................................  35
                Ownership............................................  35
                Beneficiary..........................................  35
                Assignment...........................................  36
                Legal Proceedings....................................  36
                Financial Statements.................................  36
         TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION  36
         APPENDIX A-CONDENSED FINANCIAL INFORMATION.................. A-1
         APPENDIX B-INVESTMENT OPTIONS............................... B-1
         APPENDIX C-ADDITIONAL DEATH BENEFIT OPTION.................. C-1

                            INDEX OF SPECIAL TERMS

   We have written this prospectus to make it as understandable as possible. By the very nature of the contract, however, certain technical words or terms are unavoidable and need an explanation. We have identified the following as some of these words or terms. They appear capitalized in the text and the page that is indicated below is where we believe you will find the best explanation for the word or term.


                                                 Page
                                                 ----
                           Accumulation Phase...  13
                           Accumulation Unit....  16
                           Annuitant............  14
                           Annuity Date.........  14
                           Annuity Options......  15
                           Annuity Payments.....  14
                           Annuity Unit.........  16
                           Beneficiary..........  35
                           Fixed Account........  13
                           Guarantee Period.....  13
                           Income Phase.........  13
                           Investment Portfolios  20
                           Joint Owner..........  35
                           Non-Qualified........  26
                           Owner................  35
                           Purchase Payment.....  15
                           Qualified............  27
                           Tax Deferral.........  13

                                    SUMMARY

   The sections in this summary correspond to sections in this prospectus that discuss the topics in more detail.

   The Annuity Contract: This Fixed and Variable Annuity Contract provides a means for investing on a tax-deferred basis in 2 RBC FIXED ACCOUNTS (available in most states) and the available INVESTMENT PORTFOLIOS. The contract is intended for retirement savings or other long-term investment purposes and provides for a death benefit and guaranteed income options. The contract has been designed to meet long-term financial goals and is not suitable as a short-term investment. The contract is not designed to serve as a vehicle for frequent trading.

   Annuity Payments: If you want to receive regular income from your annuity, you can choose one of the ANNUITY OPTIONS available. You can choose whether to have payments come from our general account, the available INVESTMENT
PORTFOLIOS or both. If you choose to have any part of your payments come from the INVESTMENT PORTFOLIOS, the dollar amount of your payments may go up or down.

   Purchase: You can buy the contract with $10,000 or more under most circumstances. You can add $1,000 or more any time you like during the ACCUMULATION PHASE.

   Investment Options: You can put your money into the RBC FIXED ACCOUNTS and/or the INVESTMENT PORTFOLIOS. The returns on the INVESTMENT PORTFOLIOS are not guaranteed. You can lose money. You can make transfers between investment options.

   Expenses: The contract has insurance features and investment features, and there are costs related to each.

   If you take money out of the contract, RBC may assess a withdrawal charge against each PURCHASE PAYMENT withdrawn. Each PURCHASE PAYMENT has its own withdrawal charge schedule. The withdrawal charge starts at 7% in the first year and declines to 0% 7 years after you make each PURCHASE PAYMENT.

   There is a $25 transfer fee after the first 12 transfers in a contract year during the ACCUMULATION PHASE and after the first 4 transfers per contract year during the INCOME PHASE.

   Taxes: Your earnings are not taxed until you take them out. If you take money out during the ACCUMULATION PHASE, earnings come out first and are taxed as income. If you are younger than 59 1/2 when you take money out, you may be charged a 10% Federal tax penalty.

   A QUALIFIED contract will not provide any necessary or additional TAX DEFERRAL if it is used to fund a QUALIFIED plan that is tax deferred. However, the contract has features and benefits other than TAX DEFERRAL that make it an important investment for a QUALIFIED plan. You should consult your tax advisor regarding these features and benefits prior to purchasing a QUALIFIED contract.

   Access to Your Money: You can take money out of your contract during the ACCUMULATION PHASE. Withdrawals may be subject to a withdrawal charge and an interest adjustment for money in Fixed Account II. You may also have to pay income tax and a tax penalty on any money you take out.

   Death Benefit: If you die before moving to the INCOME PHASE, the person you have chosen as a BENEFICIARY will receive a death benefit.


   Free Look: You can cancel the contract within 10 days after receiving it (or whatever period is required in your state). You will receive whatever your contract is worth on the day we receive your request. This may be more or less than your original payment. In certain states, or if you have purchased the contract as an individual retirement annuity, RBC will refund the greater of your PURCHASE PAYMENT (less withdrawals) or contract value. RBC will put your money in the Money Market Portfolio for 15 days (or the period required in your state) during the free-look period.

                                   FEE TABLE

   The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract. The first table describes the fees and expenses that you will pay at the time you buy the contract, surrender the contract, or transfer contract value between INVESTMENT PORTFOLIOS. State premium taxes may also be deducted.

CONTRACT OWNER TRANSACTION EXPENSES

    Withdrawal Charge (See Note (1))
      (as a percentage of PURCHASE PAYMENT withdrawn). 7% declining annually
                                                          (See Note (2))

  Transfer Fee (See Note (3)) $0.00 first 12, $25.00 each transfer thereafter

--------

(1) After RBC has had a PURCHASE PAYMENT for 7 years, there is no charge for a withdrawal of that PURCHASE PAYMENT. You may have to pay income tax and a tax penalty on any money you take out. If the value of your contract is $10,000 or more on the day you make your withdrawal, the first 10% of contract value withdrawn is not subject to a withdrawal charge, unless you have already made another withdrawal during that same contract year.

(2) The withdrawal charge is equal to:

                    Number of Complete Years      Withdrawal
                    From Date of Purchase Payment   Charge
                    ----------------------------- ----------
                          0......................     7%
                          1......................     6%
                          2......................     5%
                          3......................     4%
                          4......................     3%
                          5......................     2%
                          6......................     1%
                          7 and thereafter.......     0%

(3) No charge for first 12 transfers in a contract year during the ACCUMULATION PHASE and no charge for first 4 transfers in a contract year during the INCOME PHASE; thereafter, the fee is $25 per transfer. RBC will not charge you the transfer fee even if there are more than 12 transfers in a year during the ACCUMULATION PHASE if the transfer is for the Dollar Cost Averaging Option, Asset Allocation Option or Asset Rebalancing Option.

   The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including INVESTMENT PORTFOLIO fees and expenses.

      CONTRACT MAINTENANCE CHARGE (See Note (1)) $35 per contract per year

SEPARATE ACCOUNT ANNUAL EXPENSES (as a percentage of average account value)

Mortality and Expense Risk Fees and Account Fees and Expenses (See Note (2)) 1.45%
                                     (less if you do not elect ADBO (See Note (3))

--------
(1) During the ACCUMULATION PHASE, RBC will not charge the contract maintenance charge if the value of your contract is $100,000 or more. If you make a complete withdrawal and the contract value is less than $100,000, RBC will charge the contract maintenance charge. If you own more than one RBC variable contract, we will determine the total value of all your variable contracts (except in South Carolina). If the total value of all your variable contracts is more than $100,000, we will not assess the contract maintenance charge. During the INCOME PHASE, RBC will deduct the contract maintenance charge from each ANNUITY PAYMENT on a pro-rata basis.

(2) The coverage charge is an aggregate charge, which consists of mortality and expense risk fees and account fees and expenses that is referred to as a coverage charge throughout this prospectus and in your contract. The amount of the coverage charge for your contract depends upon whether you elect the Additional Death Benefit Option (ADBO). If you purchased your contract before May 3, 1999, the ADBO was not available. In certain states, the ADBO may not be available. Check with your registered representative regarding availability. We reserve the right to increase the coverage charge but it will never be more than 1.75% of the average daily value of the contract invested in an INVESTMENT PORTFOLIO.
(3) If you do not elect the ADBO, the Mortality and Expense Risk Fees and Account Fees and Expenses are 1.25% annually.

   The next item shows the minimum and maximum total operating expenses charged by the INVESTMENT PORTFOLIOS that you may pay periodically during the time that you own the contract. More details concerning each Portfolio's fees and expenses (including Rule 12b-1 Fees) are contained in the prospectuses for the INVESTMENT PORTFOLIOS.


RANGE OF INVESTMENT OPTION OPERATING EXPENSES


                                                                                Minimum Maximum
                                                                                ------- -------
Total Annual Portfolio Operating Expenses (expenses that are deducted from a
  Portfolio's assets, including management fees, 12b-1 fees and other expenses)  0.27%   1.22%

   The following table shows the annual operating expenses for each INVESTMENT PORTFOLIO for the year ended December 31, 2005, before and after any applicable contractual expense reimbursements and/or waivers. The expenses of the investment portfolios shown below are based on data provided by the respective underlying funds. We have not independently verified such data.

Total Annual Portfolio Operating Expenses for each Investment Portfolio


                                                                      Distribution
                                                                         and/or               Total    Expenses  Total Net
                                                                        Service              Annual     Waived    Annual
                                                           Management   (12b-1)     Other   Portfolio   and/or   Portfolio
                                                              Fees        Fees     Expenses Expenses  Reimbursed Expenses
                                                           ---------- ------------ -------- --------- ---------- ---------
AIM VARIABLE INSURANCE FUNDS
   AIM V.I. High Yield Fund (Series I Shares)(1)(2).......    0.63%         --       0.54%    1.17%      0.21%     0.96%
   AIM V.I. Core Equity Fund (Series I
    Shares)(1)(3)(4)......................................    0.60%         --       0.27%    0.87%      0.00%     0.87%
ALGER AMERICAN FUND (Class O Shares)
   Alger American Growth Portfolio........................    0.75%         --       0.06%    0.81%      0.00%     0.81%
   Alger American Leveraged AllCap Portfolio..............    0.85%         --       0.06%    0.91%      0.00%     0.91%
   Alger American MidCap Growth Portfolio.................    0.80%         --       0.06%    0.86%      0.00%     0.86%
AMERICAN CENTURY VARIABLE PORTFOLIOS,
 INC.
   VP Value(5)(6).........................................    0.93%         --       0.00%    0.93%      0.00%     0.93%
   VP Income & Growth(5)(6)...............................    0.70%         --       0.00%    0.70%      0.00%     0.70%
DREYFUS INVESTMENT PORTFOLIOS
   Emerging Leaders Portfolio (Initial Shares)............    0.90%         --       0.13%    1.03%      0.00%     1.03%
DREYFUS STOCK INDEX FUND, INC.--Initial
 Shares...................................................    0.25%         --       0.02%    0.27%      0.00%     0.27%
DREYFUS VARIABLE INVESTMENT FUND
   Dreyfus VIF Disciplined Stock Portfolio--Initial
    Shares................................................    0.75%         --       0.15%    0.90%      0.00%     0.90%
JANUS ASPEN SERIES
   Janus Aspen Series International Growth Portfolio
    (Institutional Shares)(7).............................    0.64%         --       0.06%    0.70%      0.00%     0.70%
LAZARD RETIREMENT SERIES, INC.
   Lazard Retirement Small Cap Portfolio..................    0.75%       0.25%      0.22%    1.22%      0.00%     1.22%
LORD ABBETT SERIES FUND, INC. (Class VC
 Shares)
   Growth and Income Portfolio(8).........................    0.48%         --       0.41%    0.89%      0.00%     0.89%
T. ROWE PRICE EQUITY SERIES, INC.
   T. Rowe Price Blue Chip Growth Portfolio...............    0.85%         --       0.00%    0.85%      0.00%     0.85%
   T. Rowe Price Personal Strategy Balanced
    Portfolio(9)..........................................    0.90%         --       0.00%    0.90%      0.00%     0.90%
VARIABLE INSURANCE PRODUCTS FUNDS
   Fidelity VIP Overseas Portfolio (Service
    Class 2)(10)..........................................    0.72%       0.25%      0.17%    1.14%      0.00%     1.14%
   Fidelity VIP Growth Portfolio (Service Class 2)(10)....    0.57%       0.25%      0.10%    0.92%      0.00%     0.92%
   Fidelity VIP Contrafund(R) Portfolio (Service
    Class 2)(10)..........................................    0.57%       0.25%      0.09%    0.91%      0.00%     0.91%
   Fidelity VIP Investment Grade Bond Portfolio (Initial
    Class)................................................    0.36%         --       0.13%    0.49%      0.00%     0.49%
   Fidelity VIP Mid Cap Portfolio (Initial Class)(10).....    0.57%         --       0.12%    0.69%      0.00%     0.69%
   Fidelity VIP Money Market Portfolio (Initial Class)....    0.20%         --       0.09%    0.29%      0.00%     0.29%

--------

(1) The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series I Shares to 0.95% of average daily net assets with respect to the AIM V.I. High Yield Fund and to 1.30% of average daily net assets with respect to the AIM V.I. Core Equity Fund. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the numbers reflected above: (i) interest;

    (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which each Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. The Fee Waiver has been restated to reflect this agreement. This limitation agreement is in effect through April 30, 2007.
(2) Other Expenses includes interest expense of 0.01%.
(3) As a result of a reorganization of another Fund into the Fund, which will occur on or about May 1, 2006, the Fund's Total Annual Operating Expenses have been restated to reflect such reorganization.
(4) Effective upon the closing of the reorganization which will occur on or about May 1, 2006, the advisor for AIM V.I. Core Equity Fund has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series I shares to 0.91% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the numbers reflected above: (i) interest; (ii) taxes;
    (iii) dividend expense on short sales; (iv) extraordinary items;
    (v) expenses related to a merger or reorganization as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the Fund. The expense limitation agreement is in effect through April 30, 2007.
(5) The Fund has a stepped fee schedule. As a result, the Fund's management fee rate generally decreases as strategy assets increase and increases as strategy assets decrease.
(6) Other expenses, which include the fees and expenses of the Fund's independent directors and their legal counsel, as well as interest, were less than 0.005% for the current fiscal year.
(7) Expenses are based upon expenses for the year ended December 31, 2005. All expenses are shown without the effect of any expense offset arrangement.

(8) Effective January 1, 2006, the annual management fee rate for the Fund was changed from a flat fee of 0.50% to the following annual rates: 0.50% of the first $1 billion of average daily net assets; 0.45% of average daily net assets over $1 billion.

(9) Actual expenses paid were 0.88% due to a credit received from the Portfolio's investment in the T. Rowe Price Institutional High Yield Fund, Inc.

(10) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 1.07% for the Fidelity VIP Overseas Portfolio-Service Class 2; 0.88% for the Fidelity VIP Growth Portfolio-Service Class 2; 0.89% for the Fidelity VIP Contrafund Portfolio-Service Class 2; and 0.64% for the Fidelity VIP Mid Cap Portfolio-Initial Class. These offsets may be discontinued at any time.

                                   EXAMPLES

   These Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract maintenance charges, separate account annual expenses and INVESTMENT PORTFOLIO fees and expenses. The assumed average contract size is $60,000.

   There are two sets of Examples below: Example 1 assumes you elect the Additional Death Benefit Option (ADBO) and Example 2 assumes you do not elect the ADBO.

   Premium taxes are not reflected. Premium taxes may apply depending on the state where you live.


   These Examples assume you invest $10,000 in the contract for the time periods indicated. The Examples also assume your investment has a 5% return each year and assume (a) the maximum and (b) the minimum INVESTMENT PORTFOLIO fees and expenses. The examples reflect annual INVESTMENT PORTFOLIO expenses before the applicable fee waivers and/or expense reimbursements. Your expenses will be less than the expenses in the chart for those portfolios with a waiver or reimbursement for the applicable period (see "Total Annual Portfolio Operating Expenses for Each Investment Portfolio").


   Although your actual costs may be higher or lower, based on these assumptions, your costs will be:

EXAMPLE 1 (if you elect the ADBO)

1. If you surrender your contract at the end of the applicable time period, or if you annuitize under an option other than a life annuity option or another option with an annuity payment period of more than 5 years:

                           1 Year   3 Years   5 Years  10 Years
                           ------- --------- --------- ---------
                a. MAXIMUM $821.16 $1,223.29 $1,652.84 $3,117.80
                b. MINIMUM $723.08 $  928.43 $1,161.24 $2,134.35

2. If you do not surrender your contract or if you annuitize under a life annuity option or another option with an annuity payment period of more than 5 years:

                            1 Year  3 Years  5 Years  10 Years
                            ------- ------- --------- ---------
                 a. MAXIMUM $282.46 $865.95 $1,475.11 $3,117.80
                 b. MINIMUM $184.89 $572.33 $  984.57 $2,134.35

EXAMPLE 2 (if you do not elect the ADBO)

1. If you surrender your contract at the end of the applicable time period, or if you annuitize under an option other than a life annuity option or another option with an annuity payment period or more than 5 years:

                           1 Year   3 Years   5 Years  10 Years
                           ------- --------- --------- ---------
                a. MAXIMUM $800.57 $1,161.91 $1,551.33 $2,919.12
                b. MINIMUM $702.21 $  865.24 $1,054.56 $1,913.97

2. If you do not surrender your contract or if you annuitize under a life annuity option or another option with an annuity payment period of more than 5 years:

                            1 Year  3 Years  5 Years  10 Years
                            ------- ------- --------- ---------
                 a. MAXIMUM $261.99 $804.84 $1,373.83 $2,919.12
                 b. MINIMUM $164.23 $509.40 $  878.15 $1,913.97

   There is an Accumulation Unit Value History (Condensed Financial Information) contained in Appendix A.

1.  THE ANNUITY CONTRACT

   This prospectus describes the Fixed and Variable Annuity Contract offered by RBC. The insurance contract is subject to state approval. Not all benefits are approved in all states. Please read your contract.

   An annuity is a contract between you, the OWNER, and an insurance company (in this case RBC), where the insurance company promises to pay you an income, in the form of ANNUITY PAYMENTS, beginning on a designated date that's at least one year after we issue your contract. Until you decide to begin receiving ANNUITY PAYMENTS, your annuity is in the ACCUMULATION PHASE. Once you begin receiving ANNUITY PAYMENTS, your contract switches to the INCOME PHASE.

   The contract benefits from TAX DEFERRAL. TAX DEFERRAL means that you are not taxed on earnings or appreciation on the assets in your contract until you take money out of your contract.

   The contract is called a variable annuity because you can choose among the available INVESTMENT PORTFOLIOS and, depending upon market conditions, you can make or lose money in any of these portfolios. If you select the variable annuity portion of the contract, the amount of money you are able to accumulate in your contract during the ACCUMULATION PHASE depends upon the investment performance of the INVESTMENT PORTFOLIO(s) you select. The amount of the ANNUITY PAYMENTS you receive during the INCOME PHASE from the variable annuity portion of the contract also depends upon the investment performance of the INVESTMENT PORTFOLIOS you select for the INCOME PHASE.

   The contract also contains two FIXED ACCOUNT options (Fixed Account I and Fixed Account II). The FIXED ACCOUNTS offer interest rates that are guaranteed by RBC. For Fixed Account I, an interest rate is set at the time of each PURCHASE PAYMENT or transfer to the account. This initial interest rate is guaranteed for 12 months. Fixed Account II offers different GUARANTEE PERIODS. A GUARANTEE PERIOD is the time period for which an interest rate is credited in Fixed Account II. Currently, the following GUARANTEE PERIODS are available: three years, five years, and seven years. Each PURCHASE PAYMENT or transfer to a GUARANTEE PERIOD has its own interest rate. RBC guarantees that the interest credited to the FIXED ACCOUNT options will not be less than 3% per year. Currently, if you purchase the contract on or after May 3, 1999 and elect the Additional Death Benefit Option (ADBO), the amount of interest we credit to any amounts you have allocated to Fixed Account II will be reduced in consideration of the cost of the ADBO accordingly. If you make a withdrawal or transfer or if your contract switches to the INCOME PHASE before the end of the GUARANTEE PERIOD you have selected, an interest adjustment will be made to the value of your contract.

   If you select either FIXED ACCOUNT option, your money will be placed with the other general assets of RBC. If you select either FIXED ACCOUNT, the amount of money you are able to accumulate in your contract during the ACCUMULATION PHASE depends upon the total interest credited to your contract. The amount of the ANNUITY PAYMENTS you receive during the INCOME PHASE from the general account will remain level for the entire INCOME PHASE.

   We may offer other variable annuity contracts that also invest in the same funds offered under the contracts described in this prospectus. These contracts may have different charges and may offer different benefits.

   As OWNER of the contract, you exercise all rights under the contract. You can change the OWNER at any time by notifying RBC in writing. You and your spouse can be named JOINT OWNERS (subject to state laws). We have described more information on this in Section 10-Other Information.

2.  ANNUITY PAYMENTS (THE INCOME PHASE)

Annuity Date

   Under the contract you can receive regular income payments. You can choose the date on which these payments begin. We call that date the ANNUITY DATE. Your first ANNUITY PAYMENT will be made one month (or one modal period if you do not choose monthly payments) after the ANNUITY DATE.

   We ask you to choose your ANNUITY DATE when you purchase the contract. You can change it at any time before the ANNUITY DATE with 30 days notice to us. Your ANNUITY DATE cannot be any earlier than one year after we issue the contract.

Annuity Payments

   ANNUITY PAYMENTS must begin by the later of the first day of the first calendar month after the ANNUITANT'S 95th birthday or 10 years after we issue your contract (or the maximum date allowed under state law). The ANNUITANT is the person whose life we look to when we make ANNUITY PAYMENTS. Currently, the amount of each payment is determined 10 business days prior to the payment date. At the ANNUITY DATE, you can choose whether payments will come from:

  .  a FIXED ACCOUNT, referred to as a fixed annuity,

  . the INVESTMENT PORTFOLIO(s) available, referred to as a variable annuity, or

  .  a combination of both.


   If you choose to have any portion of your ANNUITY PAYMENTS come from the FIXED ACCOUNTS, Fixed Accounts I and II will be terminated, and the fixed annuity payments will be made from the Company's general account. The general account of the Company contains all of its assets except the assets of the Separate Account and other separate accounts it may have. The dollar amount of each fixed annuity payment will be determined in accordance with the annuity tables in the contract. If, on the ANNUITY DATE, we are using annuity payment tables for similar fixed annuity contracts which would provide a larger ANNUITY PAYMENT, we will use those tables. Once determined, the amount of the fixed annuity payment will not change, unless you transfer a portion of your variable annuity payment into the fixed annuity. Up to four times each contract year you may increase the amount of your fixed annuity payment by a transfer of all or a portion of your variable annuity payment to the fixed annuity payment. After the ANNUITY DATE, you may not transfer any portion of the fixed annuity into the variable annuity payment.


   If you choose to have any portion of your ANNUITY PAYMENTS come from the INVESTMENT PORTFOLIO(s), the dollar amount of the initial variable annuity payment will depend upon the value of your contract in the INVESTMENT PORTFOLIO(s) and the annuity tables in the contract. The dollar amount of this variable annuity payment is not guaranteed to remain level.

   Each variable annuity payment will vary depending on the investment performance of the INVESTMENT PORTFOLIO(s) you have selected. A 3.5% annual investment rate is used in the annuity tables in the contract. If the actual performance of the INVESTMENT PORTFOLIO(s) you have selected equals 3.5%, then the variable annuity payments will remain level. If the actual performance of the INVESTMENT PORTFOLIO(s) you have selected exceeds the 3.5% assumption, the variable annuity payments will increase. Conversely, if the performance is less than the 3.5%, the variable annuity payments will decrease.

   ANNUITY PAYMENTS are made monthly unless you have less than $10,000 to apply toward a payment. In that case, RBC may provide your ANNUITY PAYMENT in a single lump sum. Likewise, if your ANNUITY PAYMENTS would be or become less than $250 a month, RBC has the right to change the frequency of payments so that your ANNUITY PAYMENTS are at least $250.

Annuity Options

   You can choose among income plans. We call those ANNUITY OPTIONS.

   You can select and/or change an ANNUITY OPTION at any time prior to the ANNUITY DATE (with 30 days notice to us). If you do not choose an ANNUITY OPTION, we will assume that you selected Option 2, which will provide a life annuity with 120 monthly payments guaranteed. You can choose one of the following ANNUITY OPTIONS. Any other ANNUITY OPTION acceptable to us may also be selected. After ANNUITY PAYMENTS begin, you cannot change the ANNUITY OPTION.

   OPTION 1. LIFE ANNUITY. Under this option, we will make an ANNUITY PAYMENT each month so long as the ANNUITANT is alive. After the ANNUITANT dies, we stop making ANNUITY PAYMENTS. If the ANNUITANT dies after the first payment and before the second payment, then we will make only one payment.

   OPTION 2. LIFE ANNUITY WITH 10 OR 20 YEARS GUARANTEED. Under this option, we will make an ANNUITY PAYMENT each month so long as the ANNUITANT is alive. However, if, when the ANNUITANT dies, we have made ANNUITY PAYMENTS for less than the selected guaranteed period, we will then continue to make ANNUITY PAYMENTS for the rest of the guaranteed period to the BENEFICIARY. If the BENEFICIARY does not want to receive ANNUITY PAYMENTS, he or she can ask us for a single lump sum.

   OPTION 3. JOINT AND LAST SURVIVOR ANNUITY. Under this option, we will make ANNUITY PAYMENTS each month so long as the ANNUITANT and a second person are both alive. When either of these people dies, we will continue to make ANNUITY PAYMENTS, so long as the survivor continues to live. The amount of the ANNUITY PAYMENTS we will make to the survivor can be equal to 100%, 75% or 50% of the amount that we would have paid if both were alive. If both the ANNUITANT and the second person die after the first payment and before the second payment, then we will make only one payment.

   OPTION 4. JOINT AND LAST SURVIVOR ANNUITY WITH 10 OR 20 YEARS GUARANTEED. Under this option, we will make ANNUITY PAYMENTS each month so long as the ANNUITANT and a second person (joint ANNUITANT) are both alive. However, if when the last ANNUITANT dies, we have made ANNUITY PAYMENTS for less than the selected guaranteed period, we will then continue to make ANNUITY PAYMENTS for the rest of the guaranteed period to the BENEFICIARY. If the BENEFICIARY does not want to receive ANNUITY PAYMENTS, he or she can ask us for a single lump sum.

3.  PURCHASE

Purchase Payments

   A PURCHASE PAYMENT is the money you give us to buy the contract. The minimum we will accept for a NON-QUALIFIED contract is $10,000. If you buy the contract as part of an Individual Retirement Annuity (IRA), the minimum PURCHASE PAYMENT we will accept is $2,000. The maximum PURCHASE PAYMENTS we accept are $1 million without our prior approval. You can make additional PURCHASE PAYMENTS of $1,000 or more.

Allocation of Purchase Payments

   When you purchase a contract, we will allocate your PURCHASE PAYMENT to:

  .  Fixed Account I;

  .  any currently available GUARANTEE PERIOD of Fixed Account II; and/or

  .  one or more of the INVESTMENT PORTFOLIOS you have selected.

   If you make additional PURCHASE PAYMENTS, we will allocate them in the same way as your first PURCHASE PAYMENT unless you tell us otherwise. Any allocation to Fixed Account I or to any GUARANTEE

PERIOD of Fixed Account II must be at least $5,000. Allocation percentages need to be in whole numbers. Each allocation must be at least 1%. Any allocation to an INVESTMENT PORTFOLIO must be at least $1,000. RBC reserves the right to decline any PURCHASE PAYMENT.

   At its discretion, RBC may refuse PURCHASE PAYMENTS into Fixed Account I or Fixed Account II if the total value of Fixed Accounts I and II is greater than or equal to 30% of the value of your contract at the time of the PURCHASE PAYMENT.

   Once we receive your PURCHASE PAYMENT and the necessary information, we will issue your contract and allocate your first PURCHASE PAYMENT within 2 business days. If you do not give us all of the information we need, we will contact you to get it. If for some reason we are unable to complete this process within 5 business days, we will either send back your money or get your permission to keep it until we get all of the necessary information. If you add more money to your contract by making additional PURCHASE PAYMENTS, we will credit these amounts to your contract within one business day. Our business day closes when the New York Stock Exchange closes, usually 4:00 P.M. Eastern time.

Free Look

   If you change your mind about owning the contract, you can cancel it within 10 days after receiving it, or the period required in your state. When you cancel the contract within this time period, RBC will not assess a withdrawal charge. You will receive back whatever your contract is worth on the day we receive your request. In certain states, or if you have purchased the contract as an IRA, we will refund the greater of your PURCHASE PAYMENT (less withdrawals) or the value of your contract if you decide to cancel your contract within 10 days after receiving it (or whatever period is required in your state). If that is the case, we will put your PURCHASE PAYMENT in the Money Market Portfolio for 15 days beginning when we allocate your first PURCHASE PAYMENT. (In some states, the period may be longer.) At the end of that period, we will re-allocate those funds as you selected.

Accumulation Units

   The value of the variable annuity portion of your contract will go up or down depending upon the investment performance of the INVESTMENT PORTFOLIO(s) you choose. In order to keep track of the value of your contract, we use a unit of measure we call an ACCUMULATION UNIT. (An ACCUMULATION UNIT works like a share of a mutual fund.) During the INCOME PHASE of the contract we call the unit an ANNUITY UNIT.

   Every business day we determine the value of an ACCUMULATION UNIT for each of the INVESTMENT PORTFOLIOS by multiplying the ACCUMULATION UNIT value for the previous business day by a factor for the current business day. The factor is determined by:

      1. dividing the value of an INVESTMENT PORTFOLIO share at the end of the current business day by the value of an INVESTMENT PORTFOLIO share for the previous business day; and

      2. multiplying it by one minus the daily amount of the coverage charge and any charges for taxes.

   The value of an ACCUMULATION UNIT may go up or down from day to day.

   When you make a PURCHASE PAYMENT, we credit your contract with ACCUMULATION UNITS. The number of ACCUMULATION UNITS credited is determined by dividing the amount of the PURCHASE PAYMENT allocated to an INVESTMENT PORTFOLIO by the value of the ACCUMULATION UNIT for that INVESTMENT PORTFOLIO.

   We calculate the value of an ACCUMULATION UNIT for each INVESTMENT PORTFOLIO after the New York Stock Exchange closes each day and then credit your contract.

   Example:

      On Monday we receive an additional PURCHASE PAYMENT of $4,000 from you. You have told us you want this to go to the Growth and Income Portfolio. When the New York Stock Exchange closes on that Monday, we determine that the value of an ACCUMULATION UNIT for the Growth and Income Portfolio is $12.70. We then divide $4,000 by $12.70 and credit your contract on Monday night with 314.9606 ACCUMULATION UNITS for the Growth and Income Portfolio.

Transfers

   (These transfer features as stated may not be available in all states.)

   You can transfer money among the FIXED ACCOUNTS and the available INVESTMENT PORTFOLIOS.

Telephone Transfers

   You can make transfers by telephone. If you own the contract with a JOINT OWNER, unless RBC is instructed otherwise, RBC will accept instructions from either you or the other OWNER. RBC will use reasonable procedures to confirm that instructions given us by telephone are genuine. If RBC fails to use such procedures, it may be liable for any losses due to unauthorized or fraudulent instructions. RBC tape records all telephone instructions. RBC reserves the right to modify or terminate telephone transfer privileges.

Transfers During the Accumulation Phase

   You can make 12 transfers every year during the ACCUMULATION PHASE without charge. We measure a year from the anniversary of the day we issued your contract. You can make a transfer to or from the FIXED ACCOUNTS and to or from any INVESTMENT PORTFOLIO. If you make more than 12 transfers in a year, there is a transfer fee deducted. The fee is $25 per transfer. The following apply to any transfer during the ACCUMULATION PHASE:

      1. The minimum amount that you can transfer from the INVESTMENT PORTFOLIOS, Fixed Account I or any GUARANTEE PERIOD of Fixed Account II is $250 or your entire interest in the INVESTMENT PORTFOLIO, Fixed Account I or GUARANTEE PERIOD of Fixed Account II, if less.

      2. We reserve the right to restrict the maximum amount that you can transfer from any FIXED ACCOUNT option (unless the transfer is from a GUARANTEE PERIOD of Fixed Account II just expiring) to 25% of the amount in Fixed Account I or any GUARANTEE PERIOD of Fixed Account II. Currently, RBC is waiving this restriction. This requirement is waived if the transfer is part of the Dollar Cost Averaging, Asset Allocation or Asset Rebalancing options. This requirement is also waived if the transfer is to switch your contract to the INCOME PHASE.

      3. At our discretion, we may refuse transfers to Fixed Account I or Fixed Account II if the total value of Fixed Accounts I and II is greater than or equal to 30% of the value of your contract at the time of the transfer.

      4. The minimum amount that must remain in any INVESTMENT PORTFOLIO after a transfer is $1,000. The minimum amount that must remain in Fixed Account I or any GUARANTEE PERIOD of Fixed Account II after a transfer is $5,000. If less than $1,000 remains in any investment portfolio or less than $5,000 remains in Fixed Account I after a transfer, the entire amount in the account will be transferred.

      5. You may not make a transfer until after the end of the free look period.

      6. We reserve the right to restrict the number of transfers per year and to restrict transfers made on consecutive business days.

   Your right to make transfers may be modified if we determine, in our sole opinion, that the exercise of the transfer right by one or more OWNERS is, or would be, harmful to other OWNERS.

   Market Timing/Disruptive Transfers. Some investors try to profit from various short-term or frequent trading strategies commonly known as market timing. None of the portfolios that are investment portfolios for the contract is designed for short-term investing. Such activity may increase portfolio transaction costs, hurt performance and be disruptive to management of a portfolio (affecting an advisor's or sub-advisor's ability to effectively manage a portfolio in accordance with its investment objective and policies). RBC has adopted policies and implemented procedures to detect and deter market timing activities. Organizations and individuals that intend to trade frequently and/or use market timing investment strategies should not purchase the contract.

   We attempt to detect disruptive market timing activities by monitoring the dollar amount of the transfer in proportion to the contract size, the grouping of transfers by third parties, and the frequency of the transfers in a defined period. In addition, we may consider additional factors such as the investment objectives of the particular investment portfolio involved in the transfer(s) and whether the transfer appears to be part of a pattern of transfers designed to take advantage of short-term market fluctuations or market inefficiencies. With respect to both the dollar amount and frequency, we may consider an individual transfer alone or combined with transfers from other contracts owned by or under the control or influence of the same individual or entity.

   If market timing activity is determined to have occurred, we will:

  . Notify contract owners, broker-dealers and representatives that RBC has determined certain transfers to be impermissible short-term trading.

  . Inform the contract owner and agent that all transfers going forward are required to be made by written request via U.S. mail ("snail mail"), in accordance with rights reserved in the applicable contract.

  . Inform the administrator when a contract owner, broker-dealer, or representative has made transfers that appear to be violative of our policy against market timing and place them on a "watch list" to monitor future transfer activity. We must approve any transfers that are attempted by someone who is on the "watch list" prior to the execution of such transfers.

  . Terminate representative appointments for purposes of issuing future business once RBC determines a representative has purposefully and intentionally placed market timing business with us. Representatives will be identified and terminated based on a quantifiable standard that is applied uniformly.


  . Any new application that matches specific criteria (e.g., agent name or TIN, or owner name or SSN) will be pended for review prior to issuance.


   We apply these policies and procedures uniformly and without exception, waiver, or special arrangement. However, we will not apply these policies and procedures in times of national emergency and/or market volatility.

   The underlying funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures that RBC has adopted. Further, the underlying funds may also impose redemption fees on certain exchanges. Contract owners and other persons with interests in the contracts should be aware that RBC may not have the contractual obligation to apply the frequent trading policies and procedures of the underlying funds.

   Our market timing policies and procedures apply only to individuals and entities that own this contract. However, the underlying funds are available for use with many different variable annuity contracts, variable life insurance policies and, in the case of certain funds, directly by certain qualified retirement plans. Some of these contracts, policies and plans may have less restrictive transfer rules or no transfer restrictions at all. We do not know the effectiveness of any policies and procedures used by other insurance companies to detect frequent trading and/or market timing. As a result of these factors, the underlying funds could incur higher expenses which may result in lower performance if undetected abusive trading practices occur.

   In addition, contract owners and other persons with interests in the contracts should be aware that some underlying funds may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the underlying funds in their ability to apply their frequent trading policies and procedures, and we cannot guarantee that the underlying funds (and thus contract owners) will not be harmed by transfer activity relating to the other insurance companies and/or retirement plans that may invest in the underlying funds.

   In addition to reserving the right to modify or terminate the transfer privilege at any time, we also reserve the right to reject or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying funds. This would include an underlying fund's refusal or restriction on purchases or redemptions of its shares as a result of the underlying fund's own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single contract owner). You should read the prospectuses of the underlying funds for more details.

   We cannot guarantee that the funds will not be harmed by transfer activity. No assurance can be given that any or all possible forms of potentially harmful transfer activity will be identified, or that any restrictions imposed will be able to address successfully the potentially harmful transfer activity that may be identified.

Transfers During the Income Phase

   Each year, during the INCOME PHASE, you can make 4 transfers between the INVESTMENT PORTFOLIO(s). We measure a year from the anniversary of the day we issued your contract. You can also make 4 transfers each contract year from the INVESTMENT PORTFOLIOS to the general account. You may not make a transfer from the general account to the INVESTMENT PORTFOLIOS. These 4 transfers each contract year during the INCOME PHASE are free. If you make more than 4 transfers in a year during the INCOME PHASE, a transfer fee of $25 per transfer (after the 4 free) will be charged.

Dollar Cost Averaging Option

   The Dollar Cost Averaging Option allows you to systematically transfer a set amount each month from the Money Market Portfolio, Fixed Account I or any other investment portfolio we designate to any of the other INVESTMENT PORTFOLIO(s). By allocating amounts on a regular schedule as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations.

   The minimum amount that can be transferred each month is $250. The value of your contract must be at least $10,000 in order to participate in Dollar Cost Averaging.


   All Dollar Cost Averaging transfers will be made on the 15th day of the month unless otherwise designated, other than the 29th, 30th or 31st of any month. If any designated day is not a business day, then the transfer will be made the next business day. You must participate in Dollar Cost Averaging for at least 6 or 12 months, depending upon the program you selected.


   If you participate in Dollar Cost Averaging, the transfers made under this option are not taken into account in determining any transfer fee. Currently, there is no charge for participating in the Dollar Cost Averaging Option.

   No Automatic Withdrawals and Minimum Distributions will be allowed if you are participating in Dollar Cost Averaging.

   Dollar Cost Averaging does not assure a profit and does not protect against loss in declining markets. Dollar Cost Averaging involves continuous investment in the selected INVESTMENT PORTFOLIO(S) regardless of fluctuating price levels of the INVESTMENT PORTFOLIO(S). You should consider your financial ability to continue the Dollar Cost Averaging Program through periods of fluctuating price levels.

Asset Rebalancing Option

   We make available to the broker-dealers who sell our contracts materials that they can use to assist them in making recommendations as to investment choices within our contracts. These materials will help you and your representative determine your risk tolerance and the types of funds that match that level of risk.

   Once your money has been allocated among the INVESTMENT PORTFOLIOS, the performance of each portfolio may cause your allocation to shift. If the value of your contract is at least $10,000, you can direct us to automatically rebalance your contract monthly, quarterly, semi-annually or annually to return to your original percentage allocations by selecting our Asset Rebalancing Option.

   The program will ignore any new PURCHASE PAYMENTS or transfers allocated to portfolios other than the original (or most current) rebalancing portfolio allocations. You may change your allocations to incorporate new PURCHASE PAYMENTS or transfers by contacting the Service Center.

   The minimum period to participate in this program is 6 months. The transfer date will be the 15th of the month unless otherwise designated, other than the 29th, 30th or 31st of any month. If any designated day is not a business day, then the transfer will be made the next business day. The FIXED ACCOUNT options are not part of asset rebalancing. Currently, there is no charge for participating in the Asset Rebalancing Option.

   If you participate in the Asset Rebalancing Option, the transfers made under the program are not taken into account in determining any transfer fee.

   Example:

      Assume that you want your initial PURCHASE PAYMENT split between two INVESTMENT PORTFOLIOS. You want 40% to be in the Investment Grade Bond Portfolio and 60% to be in the Mid Cap Portfolio. Over the next 2 1/2 months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the Investment Grade Bond Portfolio now represents 50% of your holdings because of its increase in value. If you had chosen to have your holdings rebalanced quarterly, on the first day of the next quarter, we would sell some of your units in the Investment Grade Bond Portfolio to bring its value back to 40% and use the money to buy more units in the Mid Cap Portfolio to increase those holdings to 60%.

Asset Allocation Option

   RBC recognizes the value to certain OWNERS of having available, on a continuous basis, advice for the allocation of your money among the investment options available under the contract.

   Even though RBC may allow the use of approved Asset Allocation Programs, the contract was not designed for professional market timing organizations. Repeated patterns of frequent transfers may be disruptive to the operations of the INVESTMENT PORTFOLIOS, and should RBC become aware of such disruptive practices, it may modify the transfer provisions of the contract.

   If you participate in an approved Asset Allocation Program, the transfers made under the program will not be taken into account in determining any transfer fee. Currently, RBC does not charge for participating in an Asset Allocation Program.

4.  INVESTMENT OPTIONS

   The contract offers the INVESTMENT PORTFOLIOS that are listed on the next page. Additional INVESTMENT PORTFOLIOS may be available in the future.

   You should read the prospectuses for these funds carefully. Copies of these prospectuses will be sent to you with your confirmation. You can obtain copies of the fund prospectuses by writing us at P.O. Box 19086,

Greenville, SC 29602-9086 or calling us at 1-800-423-9398. Certain portfolios contained in the fund prospectuses may not be available with your contract. The funds may offer various classes of shares, each of which has a different level of expenses. The fund prospectuses may provide information for share classes that are not available through the contract. When you consult the fund prospectuses, you should be careful to refer to only the information regarding the class of shares that is available through your contract. A summary of the investment objectives and strategies of each investment portfolio available under the contract is contained in Appendix B. There can be no assurance that the investment objectives will be achieved. The fund prospectuses contain more complete information including a description of the investment objectives, policies, restrictions and risks of each portfolio.


   Shares of the portfolios may be offered in connection with certain variable annuity contracts and variable life insurance policies of various life insurance companies that may or may not be affiliated with us. Certain portfolios may also be sold directly to qualified plans. The funds believe that offering their shares in this manner will not be disadvantageous to you.

   We may perform certain shareholder services and other administrative functions on behalf of the investment portfolios or their investment advisors, distributors and/or affiliates. We may receive revenues from the investment portfolios, their investment advisors, distributors and/or affiliates for the performance of these services. The revenues, which may be substantial, are ordinarily based upon an annual percentage of the average aggregate net amount we have invested on behalf of the Separate Account and another separate account of ours. The amount of the compensation is not deducted from fund assets and does not decrease the fund's investment return. These percentages differ; some investment portfolios, investment advisors, distributors and/or affiliates pay us a greater percentage than others. Additional information regarding these payments may be contained in the prospectuses and/or statements of additional information of the underlying funds.

   The investment objectives and policies of certain of the INVESTMENT PORTFOLIOS are similar to the investment objectives and policies of other mutual funds that certain of the same investment advisors manage. Although the objectives and policies may be similar, the investment results of the INVESTMENT PORTFOLIOS may be higher or lower than the results of such other mutual funds. The investment advisors cannot guarantee, and make no representation, that the investment results of similar funds will be comparable even though the INVESTMENT PORTFOLIOS have the same investment advisors.

   A portfolio's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a portfolio with a small asset base. A portfolio may not experience similar performance as its assets grow.

AIM VARIABLE INSURANCE FUNDS

   Advisor: A I M Advisors, Inc.
      AIM V.I. High Yield Fund (Series I Shares)
      AIM V.I. Core Equity Fund (Series I Shares) (Effective May 1, 2006, AIM V.I. Core Stock Fund merged into AIM V.I. Core Equity Fund)

THE ALGER AMERICAN FUND (CLASS O SHARES)

   Advisor: Fred Alger Management, Inc.
      Alger American Growth Portfolio
      Alger American Leveraged AllCap Portfolio
      Alger American MidCap Growth Portfolio

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

   Advisor: American Century Investment Management, Inc.
      VP Income & Growth
      VP Value

DREYFUS INVESTMENT PORTFOLIOS

   Advisor: The Dreyfus Corporation
       Emerging Leaders Portfolio (Initial Shares)

DREYFUS STOCK INDEX FUND, INC. (Initial Share Class)

   Advisor: The Dreyfus Corporation (Index Fund Manager: Mellon Equity
Associates)

DREYFUS VARIABLE INVESTMENT FUND ("Dreyfus VIF")

   Advisor: The Dreyfus Corporation
      Dreyfus VIF Disciplined Stock Portfolio (Initial Share Class)

JANUS ASPEN SERIES (Institutional Shares)

   Advisor: Janus Capital Management LLC
      Janus Aspen Series International Growth Portfolio

LAZARD RETIREMENT SERIES, INC.

   Advisor: Lazard Asset Management LLC
      Lazard Retirement Small Cap Portfolio

LORD ABBETT SERIES FUND, INC. (Class VC Shares)

   Advisor: Lord, Abbett & Co. LLC
      Growth and Income Portfolio

T. ROWE PRICE EQUITY SERIES, INC.

   Advisor: T. Rowe Price Associates, Inc.
      T. Rowe Price Blue Chip Growth Portfolio
      T. Rowe Price Personal Strategy Balanced Portfolio

VARIABLE INSURANCE PRODUCTS FUNDS ("VIP")

   Advisor: Fidelity Management & Research Co.
      Fidelity VIP Overseas Portfolio (Service Class 2)
      Fidelity VIP Growth Portfolio (Service Class 2)

      Fidelity VIP Contrafund(R) Portfolio (Service Class 2)

      Fidelity VIP Investment Grade Bond Portfolio (Initial Class) Fidelity VIP Mid Cap Portfolio (Initial Class)
      Fidelity VIP Money Market Portfolio (Initial Class)

   Upon request by an underlying fund, and subject to applicable law, we may provide the underlying fund with the tax identification number, and other identifying information contained in our records, of contract owners that engaged in sub-account transfers that resulted in our purchase, redemption, transfer or exchange of the shares of that underlying fund.

Voting Rights

   RBC is the legal owner of the INVESTMENT PORTFOLIO shares. However, RBC believes that when an INVESTMENT PORTFOLIO solicits proxies in conjunction with a vote of shareholders, it is required to obtain from you and other OWNERS instructions as to how to vote those shares. When we receive those instructions, we will vote all of the shares we own in proportion to those instructions. This will also include any shares that RBC owns on its own behalf. Should RBC determine that it is no longer required to comply with the above, it will vote the shares in its own right.

Adding, Deleting, or Substituting Investment Portfolios

   We do not control the funds, so we cannot guarantee that any of the INVESTMENT PORTFOLIOS will always be available. We retain the right to change the investments of the Separate Account. This means we may eliminate the shares of any INVESTMENT PORTFOLIO held in our Separate Account and substitute shares of another open-end management investment company for the shares of any INVESTMENT PORTFOLIO, if the shares of the INVESTMENT PORTFOLIO are no longer available for investment or if, in our judgment, investment in any INVESTMENT PORTFOLIO would be inappropriate in view of the purposes of the Separate Account. We will first notify you and receive any necessary SEC and/or state approval before making such a change.

   If an INVESTMENT PORTFOLIO is eliminated, we will ask you to reallocate any amount in the eliminated INVESTMENT PORTFOLIO. If you do not reallocate these amounts, we will reallocate such amounts only in accordance with SEC pronouncements and only after obtaining an order from the SEC, if required.

   If we make a portfolio substitution or change, we may change the contract to reflect the substitution or change.


   If you are enrolled in a Dollar Cost Averaging, Asset Rebalancing, or Asset Allocation Option while a fund merger, substitution or liquidation takes place, unless otherwise noted in any communication from us, your contract value invested in such underlying fund will be transferred automatically to the designated surviving fund in the case of mergers, the replacement fund in the case of substitutions and any available Money Market Fund in the case of fund liquidations. Your enrollment instructions will be automatically updated to reflect the surviving fund, the replacement fund or a Money Market Fund for any continued and future investments.


5.  EXPENSES

   There are charges and other expenses associated with the contracts that reduce the return on your investment in the contract. These charges and expenses are:

Coverage Charge

   Each day, RBC makes a deduction for its coverage charge. RBC does this as part of its calculation of the value of the ACCUMULATION UNITS and the ANNUITY UNITS. The amount of the charge depends upon whether you elected the Additional Death Benefit Option (ADBO).

   The chart below tells you the amount, on an annual basis, of the coverage charge for your contract. It is a percentage of the average daily value of the contract invested in an INVESTMENT PORTFOLIO.

                       If you elect the ADBO....... 1.45%
                       If you do not elect the ADBO 1.25%

   In certain states, the ADBO may not be available. Check with your registered representative regarding availability. If you purchased your contract before May 3, 1999, the ADBO is not available.

   We reserve the right to increase the coverage charge but it will never be more than 1.75% of the average daily value of the contract invested in an INVESTMENT PORTFOLIO.

   This charge is for all the insurance benefits e.g., guarantee of annuity rates, the death benefit, and for assuming the risk that the current charges will be insufficient in the future to cover the cost of administering the contract. This charge is also for administrative expenses, including preparation of the contract, confirmations, annual statements, maintenance of contract records, personnel costs, legal and accounting fees, filing fees and computer and system costs and certain distribution expenses.

Contract Maintenance Charge

   During the ACCUMULATION PHASE, every year on the anniversary of the date when your contract was issued, we deduct $35 from your contract as a contract maintenance charge. If you make a complete withdrawal from your contract, the charge will also be deducted. A pro rata portion of the charge will be deducted if the ANNUITY DATE is other than an anniversary. We reserve the right to increase this charge but it will never be more than $60 each year. This charge is for administrative expenses.

   RBC will not deduct this charge, if when the deduction is to be made, the value of your contract is $100,000 or more. If you own more than one RBC variable contract, we will determine the total value of all your variable contracts (except in South Carolina). If the total value of all your variable contracts is more than $100,000, we will not assess the contract maintenance charge. If the OWNER is a non-natural person (e.g., a corporation), we will look to the ANNUITANT to determine this information. We may, at some time in the future, discontinue this practice and deduct the charge.

   After the ANNUITY DATE, the charge will be collected monthly out of each ANNUITY PAYMENT regardless of the size of the contract.

Withdrawal Charge

   During the ACCUMULATION PHASE, you can make withdrawals from your contract, subject to a withdrawal charge which is equal to a percentage of the PURCHASE PAYMENT withdrawn. RBC keeps track of each PURCHASE PAYMENT. The withdrawal charge is equal to:

                    Number of Complete Years      Withdrawal
                    From Date of Purchase Payment   Charge
                    ----------------------------- ----------
                          0......................     7%
                          1......................     6%
                          2......................     5%
                          3......................     4%
                          4......................     3%
                          5......................     2%
                          6......................     1%
                          7 and thereafter.......     0%

   After RBC has had a PURCHASE PAYMENT for 7 years, there is no charge when you withdraw that PURCHASE PAYMENT. For purposes of the withdrawal charge, RBC treats withdrawals as coming from the oldest PURCHASE PAYMENT first. When the withdrawal is for only part of the value of your contract, the withdrawal charge is deducted from the remaining value in your contract.

Interest Adjustment

   An interest adjustment will be applied to each withdrawal or transfer from a GUARANTEE PERIOD of Fixed Account II. The interest adjustment will be waived on death or when an Annuity Option is chosen.

Free Withdrawal Amount

   The first 10% of the contract value withdrawn (free withdrawal amount) is not subject to the withdrawal charge (unless you have already made another withdrawal during that same contract year), if on the day you make your withdrawal, the value of your contract is $10,000 or more. A withdrawal charge will be assessed against each PURCHASE PAYMENT withdrawn in excess of the free withdrawal amount and will result in a reduction in remaining contract value. The withdrawal charge and the free withdrawal amount are calculated at the time of each withdrawal.

   RBC does not assess the withdrawal charge on any amounts paid out as death benefits or as ANNUITY PAYMENTS if a life ANNUITY OPTION or another option with an ANNUITY PAYMENT period of more than 5 years is selected.

   NOTE: For tax purposes, withdrawals are considered to have come from the last money into the contract. Thus, for tax purposes, earnings are considered to come out first.


   The withdrawal charge compensates us for expenses associated with selling the contract. Commissions will be paid to broker-dealers who sell the contracts. In no event are commissions deducted from your PURCHASE PAYMENTS or contract value. Rather, RBC pays commissions to the selling broker-dealer. For a further discussion, see "Distributor" on page 35.


Waiver of Withdrawal Charge (Life Liquidity Benefit)

   Under certain circumstances, after the first year, RBC will allow you to take your money out of the contract without deducting the withdrawal charge:


      1. if you become confined to a long-term care facility, nursing facility or hospital for at least 90 consecutive days;

      2. if you become totally disabled;

      3. if you become terminally ill (which means that you are not expected to live more than 12 months);

      4. if you are involuntarily unemployed for at least 90 consecutive days;
   or

      5. if you get divorced.


   These benefits may not be available in your state.

Reduction or Elimination of the Withdrawal Charge

   RBC will reduce or eliminate the amount of the withdrawal charge when the contract is sold under circumstances that reduce its sales expense. Some examples are: if there is a large group of individuals that will be purchasing the contract or a prospective purchaser already had a relationship with RBC. RBC will not deduct a withdrawal charge under a contract issued to an officer, director or employee of RBC or any of its affiliates.

Premium Taxes

   Some states and other governmental entities (e.g., municipalities) charge premium taxes or similar taxes. RBC is responsible for the payment of these taxes and will make a deduction from the value of the contract for them. For those states which assess premium taxes upon receipt of purchase payments, premium taxes will be deducted upon surrender of the contract, annuitization or payment of death benefits. For all other states, premium taxes will be assessed against and deducted from the contract value used to provide benefits upon annuitization. Premium taxes generally range from 0% to 4%, depending on the state.

Transfer Fee

   You can make 12 free transfers every year during the ACCUMULATION PHASE and 4 free transfers every year during the INCOME PHASE. We measure a year from the day we issue your contract. If you make more than 12 transfers a year during the ACCUMULATION PHASE or more than 4 transfers a year during the INCOME PHASE, we will deduct a transfer fee of $25. The transfer fee is deducted from the amount that is transferred. The transfer fee is for expenses in connection with transfers.

   If the transfer is part of the Dollar Cost Averaging Option, the Asset Rebalancing Option or an approved Asset Allocation Program, it will not count in determining the transfer fee.

Income Taxes

   RBC will deduct from the contract for any income taxes that it incurs because of the contract. At the present time, we are not making any such deductions.

Investment Portfolio Expenses

   There are deductions from and expenses paid out of the assets of the various INVESTMENT PORTFOLIOS, which are described in the fund prospectuses.

6.  TAXES


   NOTE: The Company has prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax advisor about your own circumstances. The Company has included in the Statement of Additional Information (SAI) an additional discussion regarding taxes.


Annuity Contracts In General


   Annuity contracts are a means of setting aside money for future needs-usually retirement. Congress recognized how important saving for retirement was and provided special rules in the Internal Revenue Code (the
Code) for annuities.


   Simply stated, these rules provide that you will not be taxed on the earnings on the money held in your annuity contract until you take the money out. This is referred to as TAX DEFERRAL. There are different rules as to how you will be taxed depending on how you take the money out and the type of contract (QUALIFIED or NON-QUALIFIED, see the following sections).


   You, as the OWNER, will not be taxed on increases in the value of your contract until a distribution occurs-either as a withdrawal or as ANNUITY PAYMENTS. When you make a withdrawal you are taxed on the amount of the withdrawal that is earnings. For ANNUITY PAYMENTS, different rules apply. A portion of each ANNUITY PAYMENT is treated as a partial return of your PURCHASE PAYMENTS and will not be taxed. The remaining portion of the ANNUITY PAYMENT will be treated as ordinary income. How the ANNUITY PAYMENT is divided between taxable and non-taxable portions depends upon the period over which the ANNUITY PAYMENTS are expected to be made. ANNUITY PAYMENTS received after you have received all of your PURCHASE PAYMENTS are fully includible in income.


   When a NON-QUALIFIED contract is owned by a non-natural person (e.g., corporation or certain other entities other than a trust holding the contract as an agent for a natural person), the contract will generally not be treated as an annuity for tax purposes resulting in the earnings on the money held in the contract to be taxed currently to such owner.

Qualified and Non-Qualified Contracts

   If you purchase the contract as an individual and not as an Individual Retirement Annuity (IRA), your contract is referred to as a NON-QUALIFIED contract.

   If you purchase the contract as an IRA, your contract is referred to as a QUALIFIED contract.

   A QUALIFIED contract will not provide any necessary or additional TAX DEFERRAL if it is used to fund a QUALIFIED plan that is tax deferred. However, the contract has features and benefits other than TAX DEFERRAL that make it an important investment for a QUALIFIED plan. You should consult your tax advisor regarding these features and benefits prior to purchasing a QUALIFIED contract.


Withdrawals-Non-Qualified Contracts


   If you make a withdrawal from your NON-QUALIFIED contract, the Code treats such a withdrawal as first coming from earnings and then from your PURCHASE PAYMENTS. Such withdrawn earnings are includible in income.

   The Code also provides that any amount received under an annuity contract that is included in income may be subject to a penalty. The amount of the penalty is equal to 10% of the amount that is includible in income. Some withdrawals will be exempt from the penalty. They include any amounts:

      1. paid on or after the taxpayer reaches age 59 1/2;

      2. paid after you die;

      3. paid if the taxpayer becomes totally disabled (as that term is defined in the Code);

      4. paid in a series of substantially equal payments made annually (or more frequently) for life or a period not exceeding life expectancy;

      5. paid under an immediate annuity; or

      6. that come from PURCHASE PAYMENTS made prior to August 14, 1982.

   With respect to 4 above, if the series of substantially equal periodic payments is modified (unless under permitted exceptions) before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception plus interest for the tax years in which the exception was used.

Partial 1035 Exchanges

   Section 1035 of the Code provides that a non-qualified annuity contract may be exchanged in a tax-free transaction for another annuity contract. The Internal Revenue Service (IRS) has also ruled that a partial exchange of an annuity contract, whereby a portion of an annuity contract is directly transferred into another annuity contract, would also qualify as a non-taxable exchange. However, the IRS has expressed concern that partial exchanges could be used to avoid tax that would otherwise be imposed on withdrawals from an annuity contract. The IRS has indicated that pending issuance of final regulations, it will consider all the facts and circumstances to determine whether a partial exchange and a subsequent withdrawal from either of the annuity contracts within 24 months of the date of the partial exchange should result in the contracts being treated as a single contract for purposes of determining the tax treatment of the withdrawal. An OWNER may avoid this result by demonstrating that a life event such as disability, divorce or unemployment occurred between the partial exchange and the withdrawal and that the withdrawal was not contemplated at the time of the partial exchange. OWNERS should consult their own tax advisors prior to entering into a partial exchange of an annuity contract.

   Due to the continuing uncertainty in this area, RBC processes partial 1035 exchanges on a limited basis.


Withdrawals-Qualified Contracts


   If you make a withdrawal from your QUALIFIED contract, a portion of the withdrawal is treated as taxable income. This portion depends on the ratio of pre-tax PURCHASE PAYMENTS to the after-tax PURCHASE

PAYMENTS in your contract. If all of your PURCHASE PAYMENTS were made with pre-tax money, then the full amount of any withdrawal is includible in taxable income. Special rules may apply to withdrawals from certain types of QUALIFIED contracts.

   The Code also provides that any amount received under a QUALIFIED contract, which is included in income may be subject to a penalty. The amount of the penalty is equal to 10% of the amount that is includible in income. Some withdrawals will be exempt from the penalty. They include any amounts:

      1. paid on or after you reach age 59 1/2;

      2. paid after you die;

      3. paid if you become totally disabled (as that term is defined in the Code);

      4. paid in a series of substantially equal periodic payments made annually (or more frequently) for life or a period not exceeding life expectancy;

      5. paid for certain allowable medical expenses (as defined in the Code);

      6. paid on account of an IRS levy upon the QUALIFIED contract;

      7. paid from an IRA for medical insurance (as defined in the Code);

      8. paid from an IRA for qualified higher education expenses; or

      9. paid from an IRA for up to $10,000 for qualified first-time homebuyer expenses (as defined in the Code).

   With respect to 4 above, if the series of substantially equal periodic payments is modified (unless under permitted exceptions) before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception plus interest for the tax years in which the exception was used.

   We have provided a more complete discussion in the SAI.

Taxation of Death Benefits

   Any death benefits paid under the contract are taxable to the BENEFICIARY. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply to the payment of death benefits and depend on whether the death benefits are paid as a lump sum or as ANNUITY PAYMENTS. Estate taxes may also apply.

   Certain death benefits may be purchased under your contract. Although these types of benefits are used as investment protection and should not give rise to any adverse tax effects, the IRS could take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In such case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% penalty if the OWNER is under age 59 1/2.

   The Code provides that the assets of an IRA (including Roth IRAs) may not be invested in life insurance, but may provide in the case of death during the ACCUMULATION PHASE for a death benefit payment equal to the greater of PURCHASE PAYMENTS or account value. The contract offers death benefits that may exceed the greater of PURCHASE PAYMENTS or account (contract) value. If these death benefits are determined by the IRS as providing life insurance, the contract may not qualify as an IRA (including Roth IRAs), which may result in the immediate taxation of amounts held in the contract and the imposition of penalty taxes.

   You should consult your tax advisor regarding these features and benefits prior to purchasing a contract or adding the ADBO to your contract.

Multiple Contracts


   The Code provides that multiple non-qualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the amount includible in such owner's income when a taxable distribution occurs. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. For purposes of this rule, contracts received in a Section 1035 exchange will be considered issued in the year of the exchange. Owners should consult a tax advisor prior to purchasing more than one non-qualified annuity contract in any calendar year.


Tax Treatment of Assignments

   Any transfer, assignment or pledge of a contract may be a taxable event. You should therefore consult competent tax advisors should you wish to transfer, assign or pledge your contract.

   If a contract is issued for use under a qualified plan, it may not be assigned, pledged or otherwise transferred except as allowed under applicable law.

Diversification and Owner Control

   The Code provides that the underlying investments for a variable annuity must satisfy certain diversification requirements in order to be treated as an annuity contract. RBC believes that the INVESTMENT PORTFOLIOS are being managed so as to comply with the requirements.

   Neither the Code nor the IRS Regulations issued to date provide guidance as to the circumstances under which you, because of the degree of control you exercise over the underlying investments, and not RBC, would be considered the owner of the shares of the INVESTMENT PORTFOLIOS. However, the IRS has indicated in rulings that investment decisions regarding the underlying investments must be made in the sole discretion of RBC and the manager of the underlying investments, no arrangement may exist between a contract OWNER and RBC regarding specific investments or investment objectives for the underlying investments and a contract OWNER may not communicate with the underlying investment manager or RBC regarding the selection, quality or rate of return of the underlying investments. If you are considered the OWNER of the shares, it will result in the loss of the favorable tax treatment for the contract. It remains unclear to what extent under Federal tax law OWNERS are permitted to make transfers among the INVESTMENT PORTFOLIOS or the number and type of INVESTMENT PORTFOLIOS OWNERS may select from without being considered the OWNER of the shares. If any guidance is provided that is considered a new position, then the guidance would generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the OWNER of the contract, could be treated as the owner of the INVESTMENT PORTFOLIOS.

   Due to the uncertainty in this area, RBC reserves the right to modify the contract in an attempt to maintain favorable tax treatment.

Required Distributions

   Generally, distributions from a qualified plan must commence no later than April 1 of the calendar year following the year in which the annuitant attains age 70 1/2. Required distributions must be over a period not exceeding the life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. If the required minimum distributions are not made, a 50% penalty tax is imposed as to the amount not distributed. There are no required distributions from a Roth IRA prior to the death of the owner.

   The Internal Revenue Service (IRS) has issued regulations regarding required minimum distributions from qualified plans. One of these regulations, which became effective January 1, 2006, requires that the annuity contract value used to determine required minimum distributions include the actuarial value of certain other benefits under the contract, including some forms of additional death benefits.

   This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. You should discuss the effect of these new regulations with your tax advisor. If you are required to take distributions from your qualified plan, you should consult with your qualified plan sponsor and tax advisor to determine that your distributions comply with these rules.

7.  ACCESS TO YOUR MONEY

   You can have access to the money in your contract:

      1. by making a withdrawal (either a partial or a complete withdrawal);

      2. by electing to receive ANNUITY PAYMENTS; or

      3. when a death benefit is paid to your BENEFICIARY.

   Withdrawals can only be made during the ACCUMULATION PHASE.

   When you make a complete withdrawal you will receive the value of the contract on the day you made the withdrawal:

  .  less any applicable withdrawal charge,

  .  less any premium tax,

  .  less any contract maintenance charge, and

  . less an interest adjustment (for amounts allocated to Fixed Account II), if applicable.

(See Section 5. Expenses for a discussion of the charges.)

   Unless you instruct RBC otherwise, any partial withdrawal will be made pro rata from all the INVESTMENT PORTFOLIO(s) and the FIXED ACCOUNT option(s) you selected. Under most circumstances, the amount of any partial withdrawal must be for at least $1,000 (withdrawals made pursuant to the automatic withdrawal program and the minimum distribution option are not subject to this minimum). RBC requires that after a partial withdrawal is made you keep at least $1,000 in any INVESTMENT PORTFOLIO and $5,000 in Fixed Account I or any GUARANTEE PERIOD of Fixed Account II. RBC also requires that after a partial withdrawal is made you keep at least $10,000 in your contract. If your request would cause an investment portfolio to go below $1,000, RBC will ask you to select another investment portfolio(s) to withdraw the money from so the investment portfolios will maintain the $1,000 limit. Under certain conditions, like required minimum distributions and systematic withdrawals, the amount can fall below the $1,000, but these programs are an exception to the $1,000 limitation.

   We will pay the amount of any withdrawal from the INVESTMENT PORTFOLIOS within 7 days of a receipt in good order of your request unless the suspension or deferral of payments or transfers provision is in effect (see
Section 7-Suspension of Payments or Transfers). Use of a certified check to purchase the contract may expedite the payment of your withdrawal request if the withdrawal request is received soon after your payment by certified check.

   Income taxes and tax penalties may apply to any withdrawal you make.

Automatic Withdrawal Program

   The Automatic Withdrawal Program provides periodic payments to you. Each payment must be for at least $250. You may elect to have payments made monthly, quarterly, semi-annually or annually. The first 10% of the contract value withdrawn is not subject to the withdrawal charge. A withdrawal charge will be applied to any withdrawals in excess of the first 10% withdrawn and will result in a reduction in remaining contract value. If you use this program, you may not make any other withdrawals (including a partial withdrawal). For a discussion of the withdrawal charge and the 10% free withdrawal, see Section 5. Expenses.

   All Automatic Withdrawals will be made on the 15th day of the month unless otherwise designated other than the 29th, 30th or 31st of any month. If any designated day is not a business day, then the transfer will be the next business day.

   No Minimum Distribution payments and/or Dollar Cost Averaging transfers will be allowed if you are participating in the Automatic Withdrawal Program.

   Income taxes and tax penalties may apply to automatic withdrawals.

Minimum Distribution Program

   If you own an IRA contract, you may select the Minimum Distribution Program. Under this program, RBC will make payments to you from your contract that are designed to meet the applicable minimum distribution requirements imposed by the Internal Revenue Code for QUALIFIED plans. RBC will make payments to you periodically (currently, monthly, quarterly, semi-annually or annually). The payments will not be subject to the withdrawal charge and will be instead deemed part of the 10% single free withdrawal amount each year.

   The IRS has issued regulations regarding required minimum distributions from QUALIFIED plans. One of these regulations, which became effective January 1, 2006, requires that the annuity contract value used to determine required minimum distributions include the actuarial value of certain other benefits under the contract including some forms of additional death benefits. This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. If you are required to take distributions from your QUALIFIED plan, you should consult with your qualified plan sponsor and tax advisor to determine that your distributions comply with these rules.

   No Dollar Cost Averaging transfers or Automatic Withdrawals will be allowed if you are participating in the Minimum Distribution Program.

   Income taxes will apply to Minimum Distribution Program withdrawals.

   There is no guarantee that you will not outlive payments that are scheduled to be made for your life expectancy.

Suspension of Payments or Transfers

   RBC may be required to suspend or postpone payments from the INVESTMENT PORTFOLIOS for withdrawals or transfers for any period when:

      1. the New York Stock Exchange is closed (other than customary weekend and holiday closings);

      2. trading on the New York Stock Exchange is restricted;

      3. an emergency exists as a result of which disposal of shares of the INVESTMENT PORTFOLIOS is not reasonably practicable or RBC cannot reasonably value the shares of the INVESTMENT PORTFOLIOS;

      4. during any other period when the SEC, by order, so permits for the protection of OWNERS.

   RBC has reserved the right to defer payment for a withdrawal or transfer from the FIXED ACCOUNTS for the period permitted by law but not for more than 6 months.

8.  PERFORMANCE

   RBC may periodically advertise performance of the various INVESTMENT PORTFOLIOS. RBC will calculate performance by determining the percentage change in the value of an ACCUMULATION UNIT by dividing the increase (decrease) for that unit by the value of the ACCUMULATION UNIT at the beginning of the period. This performance number reflects the deduction of the coverage charge and the fees and expenses of the INVESTMENT PORTFOLIO. It does not reflect the deduction of any applicable contract maintenance charge and withdrawal charge. The deduction of any applicable contract maintenance charge and withdrawal charge would reduce the percentage increase or make greater any percentage decrease. Any advertisement will also include average annual total return figures that will reflect the deduction of the coverage charge, contract maintenance charge and withdrawal charge as well as the fees and expenses of the INVESTMENT PORTFOLIO.

   RBC may also advertise the historical performance of certain INVESTMENT PORTFOLIOS whose inception dates precede the date the ACCUMULATION UNITS of your contract invested in the Portfolio.

   RBC may advertise yield information. If it does, it will provide you with information regarding how yield is calculated.

   RBC may, from time to time, include in its advertising and sales materials, tax deferred compounding charts and other hypothetical illustrations, which may include comparisons of currently taxable and tax-deferred investment programs, based on selected tax brackets.

   More detailed information regarding how performance is calculated is found in the SAI.

   Future performance will vary and the results shown are not necessarily representative of future results.

9.  DEATH BENEFIT


Death Benefit Enhancement (Stepped-Up Death Benefit)


   If you die during the ACCUMULATION PHASE, RBC will pay a death benefit to your BENEFICIARY (see below). If you have a JOINT OWNER, the death benefit will be paid when the first of you dies. The surviving JOINT OWNER will be treated as the BENEFICIARY.

   The amount of the death benefit depends on how old you are on the day we issue your contract. If RBC issues your contract prior to your 80th birthday, the death benefit will be:

   During the first contract year, the greater of:

      1. the payments you have made, less any money you have taken out and related withdrawal charges; or

      2. the value of your contract.

   During the second and subsequent contract years, the greater of:

      1. the payments you have made, less any money you have taken out and related withdrawal charges; or

      2. the value of your contract; or

      3. the highest year end death benefit value. The year end death benefit value is the contract value on the last day of each contract year prior to your 81st birthday, plus payments you have made, less withdrawals and charges since that day.

   If RBC issues your contract on or after your 80th birthday, the death benefit will be the greater of:

      1. the payments you have made, less any money you have taken out and related withdrawal charges; or

      2. the value of your contract.

   The above death benefit may not be available in your state, in which case, the death benefit will be the greater of:

      1. total PURCHASE PAYMENTS, less withdrawals (and any withdrawal charges paid on the withdrawals); or

      2. the value of your contract at the time the death benefit is to be paid.


Additional Death Benefit Option (Plus 15%)


   If you bought your contract on or after May 3, 1999, you can elect the ADBO at the time you buy the contract. The ADBO may not be available in your state (check with your registered representative regarding the availability of this benefit). We will determine the benefit as of the date we receive at our Service Center proof of death, an authorized request for payment and any other necessary information for a payment option.


   The Additional Death Benefit (ADB) is equal to 15% of the excess of: the "Additional Death Benefit Ending Value" over the "Additional Death Benefit Base Value" (as defined below).


   If the BENEFICIARY is your spouse, is under age 81 and elects to continue the contract after you die, the ADB will be added to the contract value on the date your spouse elects to continue the contract. In that case, a second ADB will apply to the continued contract. We deem any election to continue the contract valid on the date we receive an authorized request at our Service Center. The second ADB is equal to 15% of the excess of your spouse's "Additional Death Benefit Ending Value" over his or her "Additional Death Benefit Base Value" (as defined below). If your spouse is 81 or older at the time we receive proof of your death, your spouse may continue the contract, but there will not be a second ADB.

   Additional Death Benefit Base Value means:

  .  For the OWNER, the sum of the PURCHASE PAYMENTS made.

  . For your surviving spouse, the contract value on the date of his or her election to continue the contract, including all death benefits for the OWNER plus any PURCHASE PAYMENTS that were made after the date of the election.

   Additional Death Benefit Ending Value means the lesser of:

  . The contract value on the date RBC receives at its Service Center proof of death and any other necessary information; and

  . The contract value on the decedent's 81st birthday, if RBC receives at its Service Center proof of death after the decedent's 81st birthday.

   If you select the ADBO, the coverage charge for your contract will be higher than it would have been without this benefit and, currently, the interest rate we credit on amounts you have allocated to Fixed Account II will be reduced.

   You will not receive any benefit under the ADBO if there is no gain under your contract when the death benefit is calculated.

   Appendix C to this prospectus contains examples of how the ADB is calculated.

   The ADBO is available for use with IRA Contracts (including SEPs, Transfers and Rollovers). This feature is not available for use with Roth IRA contracts.

   The entire death benefit must be paid within 5 years of the date of death unless the BENEFICIARY elects to have the death benefit payable under an ANNUITY OPTION. The death benefit payable under an ANNUITY

OPTION must be paid over the BENEFICIARY'S lifetime or for a period not extending beyond the BENEFICIARY'S life expectancy. Payment must begin within one year of the date of death. If the BENEFICIARY is the spouse of the OWNER, he/she can continue the contract in his/her own name. Payment to the BENEFICIARY (other than a lump sum) may only be elected during the 60-day period beginning with the date we receive proof of death. If a lump sum payment is elected and all the necessary requirements are met, the payment will be made within 7 days.

   If you or any JOINT OWNER dies during the INCOME PHASE (and you are not the ANNUITANT) any remaining payments under the ANNUITY OPTION chosen will continue at least as rapidly as under the method of distribution in effect at the time of death. If you die during the INCOME PHASE, the BENEFICIARY becomes the OWNER.


   See Section 6. Taxes-Taxation of Death Benefits regarding the tax treatment of death proceeds.


Death of Annuitant

   If the ANNUITANT, who is not an OWNER or JOINT OWNER, dies during the ACCUMULATION PHASE, you can name a new ANNUITANT. If no ANNUITANT is named within 30 days of the death of the ANNUITANT, you will become the ANNUITANT. However, if the OWNER is a non-natural person (for example, a corporation), then the death of the ANNUITANT will be treated as the death of the OWNER, and a new ANNUITANT may not be named.

   Upon the death of the ANNUITANT during the INCOME PHASE, the death benefit, if any, will be as provided for in the ANNUITY OPTION selected. The death benefits will be paid at least as rapidly as under the method of distribution in effect at the ANNUITANT'S death.

10.  OTHER INFORMATION

The Company


   Business Men's Assurance Company of America (referred to as "RBC," "RBC Insurance(R)," the "Company," or "us," "our," "we"), P.O. Box 1389, Greenville, SC 29602-1389 was incorporated on July 1, 1909 under the laws of the state of Missouri. As of December 31, 2003, Business Men's Assurance Company of America became a South Carolina domiciled insurance company. The Company is licensed to do business in the District of Columbia and all states except New York. The Company is a wholly owned subsidiary of Liberty Life Insurance Company (Liberty
Life), which is an insurance company domiciled in the state of South Carolina.


   The Company intends to merge with Liberty Life on June 30, 2006 (pending regulatory approvals). The Company will be the surviving entity and will change its name to Liberty Life Insurance Company simultaneously with the merger.

   The Company's obligations arising under the contracts are general obligations of the Company.

The Separate Account

   The Company has established a separate account, RBC Variable Annuity Account A (Separate Account) (formerly known as BMA Variable Annuity Account A), to hold the assets that underlie the contracts. The Board of Directors of the Company adopted a resolution to establish the Separate Account under Missouri insurance law on September 9, 1996. We have registered the Separate Account with the SEC as a unit investment trust under the Investment Company Act of 1940. The Separate Account is divided into sub-accounts.

   The assets of the Separate Account are held in the Company's name on behalf of the Separate Account and legally belong to the Company. However, those assets that underlie the contract are not chargeable with liabilities arising out of any other business the Company may conduct. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the contracts and not against any other contracts the Company may issue.

Distributor

   Tamarack Distributors Inc. 100 South 5th Street, Suite 2300, Minneapolis, MN 55402 acts as the distributor of the contracts. The offering is on a continuous basis. We reserve the right to discontinue offering the contracts. Tamarack Distributors Inc. was organized under the laws of the state of Missouri on February 23, 1959. Tamarack Distributors Inc. is a member of the NASD. Tamarack Distributors Inc. is a wholly owned subsidiary of RBC Dain Rauscher Corp. and an affiliate of ours.

   Broker-dealers will be paid commissions of up to 7% of PURCHASE PAYMENTS in connection with the sale of the contracts. When RBC compensates a broker-dealer firm, the representative responsible for the sale of the contract will receive a portion of the compensation based on the practice of the firm. RBC is not involved in determining the compensation of your representative. Sometimes, RBC may enter into an agreement with the broker-dealer to pay the broker-dealer commissions as a combination of a certain amount of the commission at the time of sale and a trail commission (which when totaled will exceed 7% of PURCHASE PAYMENTS). RBC may, from time to time, pay promotional cash incentives that increase the amount of compensation.

   RBC may also provide financial and other types of support for educational, training and client seminars sponsored by the broker-dealer.

   Broker-dealers often enter into selling arrangements with a number of insurance companies to sell their variable annuity and variable life insurance contracts. These broker-dealers may classify or rank the contracts for their respective organizations on a system that is based on internal criteria that may include the level of financial and other types of support, compensation arrangements, quality of service, performance, type of contract and benefits thereunder. These classifications and rankings may influence the registered representatives in their recommendations and may present conflicts of interest.

   Contract owners should consult the prospectuses for the investment portfolios for information concerning compensation arrangements relating to the distribution of shares of the investment portfolios. Contract owners should consult with their broker-dealers with respect to compensation and revenue sharing arrangements involved in connection with the sale of the contracts.

   The Statement of Additional Information (SAI) contains additional information regarding the distributor and sales of the contracts.

Administration

   We have hired IBM Business Transformation Outsourcing Insurance Services Corporation ("administrator"), 2000 Wade Hampton Blvd., Greenville, SC 29615-1064, to perform certain administrative services regarding the contracts. The administrative services include issuance of the contracts and maintenance of contract records. Claims are handled jointly between RBC and administrator.

Ownership

   Owner. You, as the OWNER of the contract, have all the rights under the contract. The OWNER is as designated at the time the contract is issued, unless changed. The BENEFICIARY becomes the OWNER upon the death of the OWNER.

   Joint Owner. The contract can be owned by JOINT OWNERS. Any JOINT OWNER must be the spouse of the other OWNER (except in Pennsylvania and Oregon). Upon the death of either JOINT OWNER, the surviving OWNER will be the primary BENEFICIARY. Any other BENEFICIARY designation will be treated as a contingent BENEFICIARY unless otherwise indicated.

Beneficiary

   The BENEFICIARY is the person(s) or entity you name to receive any death benefit. The BENEFICIARY is named at the time the contract is issued unless changed at a later date. Unless an irrevocable BENEFICIARY has been named, you can change the BENEFICIARY at any time before you die.

Assignment

   You can assign the contract at any time during your lifetime. RBC will not be bound by the assignment until it receives the written notice of the assignment. We will not be liable for any payment or other action we take in accordance with the contract before we receive notice of the assignment. An assignment may be a taxable event.

   If the contract is issued pursuant to a QUALIFIED plan, there may be limitations on your ability to assign the contract.

Legal Proceedings

   There are no material pending legal proceedings, other than ordinary routine litigation incidental to the Company's business, to which the Separate Account, Tamarack Distributors Inc. (the principal underwriter) or the Company is a party.

Financial Statements

   The financial statements of the Company and the Separate Account have been included in the Statement of Additional Information.

                           Table of Contents of The
                      Statement of Additional Information

                Company
                Experts
                Legal Opinions
                Distributor
                Reduction or Elimination of Withdrawal Charge
                Calculation of Performance Data
                Federal Tax Status
                Annuity Provisions
                Mortality and Expense Guarantee
                Financial Statements

                                  APPENDIX A

                        CONDENSED FINANCIAL INFORMATION


   ACCUMULATION UNIT Value History-The following schedule includes ACCUMULATION UNIT values for the years or periods shown. This data has been extracted from the Separate Account's audited December 31, 2005 financial statements. This information should be read in conjunction with the Separate Account's financial statements and related notes that are included in the Statement of Additional Information.

Contracts with 1.25% Coverage Charge
------------------------------------
                                                              Year       Year
                                                             Ended      Ended
                                                           12/31/2005 12/31/2004
                                                           ---------- ----------
AIM VARIABLE INSURANCE FUNDS(1)
  AIM V.I. HIGH YIELD SUB-ACCOUNT(1)
   Unit value at beginning of period......................  $  10.76   $   9.50
   Unit value at end of period............................  $  10.92   $  10.76
   No. of ACCUMULATION UNITS Outstanding at end of period.    18,391     16,794
  AIM V.I. CORE STOCK SUB-ACCOUNT(1)(2)
   Unit value at beginning of period......................  $  10.50   $  10.20
   Unit value at end of period............................  $  10.72   $  10.50
   No. of ACCUMULATION UNITS Outstanding at end of period.    34,696     34,729
THE ALGER AMERICAN FUND
  GROWTH SUB-ACCOUNT
   Unit value at beginning of period......................  $   6.67   $   6.40
   Unit value at end of period............................  $   7.38   $   6.67
   No. of ACCUMULATION UNITS Outstanding at end of period.    38,484     60,021
  LEVERAGED ALLCAP SUB-ACCOUNT
   Unit value at beginning of period......................  $   6.08   $   5.70
   Unit value at end of period............................  $   6.88   $   6.08
   No. of ACCUMULATION UNITS Outstanding at end of period.    80,254    104,432
  MIDCAP GROWTH SUB-ACCOUNT
   Unit value at beginning of period......................  $  10.07   $   9.02
   Unit value at end of period............................  $  10.92   $  10.07
   No. of ACCUMULATION UNITS Outstanding at end of period.   132,376    156,783
AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
  VP INCOME & GROWTH SUB-ACCOUNT
   Unit value at beginning of period......................  $  10.55   $   9.46
   Unit value at end of period............................  $  10.91   $  10.55
   No. of ACCUMULATION UNITS Outstanding at end of period.    31,674     36,063
  VP VALUE SUB-ACCOUNT
   Unit value at beginning of period......................  $  15.77   $  13.97
   Unit value at end of period............................  $  16.36   $  15.77
   No. of ACCUMULATION UNITS Outstanding at end of period.    67,667     79,064
DREYFUS INVESTMENT PORTFOLIOS
  EMERGING LEADERS SUB-ACCOUNT(5)
   Unit value at beginning of period......................  $  10.00         --
   Unit value at end of period............................  $  10.26         --
   No. of ACCUMULATION UNITS Outstanding at end of period.    46,984          0
DREYFUS STOCK INDEX FUND, INC. SUB-ACCOUNT
   Unit value at beginning of period......................  $   9.81   $   8.98
   Unit value at end of period............................  $  10.15   $   9.81
   No. of ACCUMULATION UNITS Outstanding at end of period.    67,505     81,370
DREYFUS VARIABLE INVESTMENT FUND
  DREYFUS VIF DISCIPLINED STOCK SUB-ACCOUNT
   Unit value at beginning of period......................  $   8.92   $   8.37
   Unit value at end of period............................  $   9.36   $   8.92
   No. of ACCUMULATION UNITS Outstanding at end of period.    22,853     23,476

 -
    Year       Year       Year       Year       Year    Period from   Period
   Ended      Ended      Ended      Ended      Ended     9/6/98 to    Ended
 12/31/2003 12/31/2002 12/31/2001 12/31/2000 12/31/1999 12/31/1998  12/31/1997
 ---------- ---------- ---------- ---------- ---------- ----------- ----------
  $ 7.6917   $ 7.8907   $ 9.3921   $10.7689   $10.0000   $     --       --
  $ 9.4980   $ 7.6917   $ 7.8907   $ 9.3921   $10.7689   $10.0000       --
    18,365     22,583     15,924     12,182      7,453          0        0
  $ 8.4229   $10.5440   $11.7287   $11.3253   $10.0000   $     --       --
  $10.1980   $ 8.4229   $10.5440   $11.7287   $11.3253   $10.0000       --
    37,953     37,332     36,255     20,032      2,016          0        0
  $ 4.7955   $ 7.2468   $ 8.3211   $10.0000         --         --       --
  $ 6.4013   $ 4.7955   $ 7.2468   $ 8.3211         --         --       --
    73,391     71,614     60,561     32,903          0          0        0
  $ 4.2804   $ 6.5583   $ 7.8990   $10.0000         --         --       --
  $ 5.6952   $ 4.2804   $ 6.5583   $ 7.8990         --         --       --
   111,414    113,606     99,924     78,141          0          0        0
  $ 6.1803   $ 8.8821   $ 9.6215   $10.0000         --         --       --
  $ 9.0207   $ 6.1803   $ 8.8821   $ 9.6215         --         --       --
   171,879    168,723    111,490     81,113          0          0        0
  $ 7.4041   $ 9.2986   $10.2737   $11.6388   $10.0000   $     --       --
  $ 9.4586   $ 7.4041   $ 9.2986   $10.2737   $11.6388   $10.0000       --
    34,362     33,781     38,180     31,590     10,395          0        0
  $10.9685   $12.7108   $11.4079   $ 9.7779   $10.0000   $     --       --
  $13.9694   $10.9685   $12.7108   $11.4079   $ 9.7779   $10.0000       --
    78,882     80,501     49,334     17,278     10,905          0        0
        --         --         --         --         --         --       --
        --         --         --         --         --         --       --
         0          0          0          0          0          0        0
  $ 7.0854   $ 9.2412   $10.6553   $11.8936   $10.0000   $     --       --
  $ 8.9823   $ 7.0854   $ 9.2412   $10.6553   $11.8936   $10.0000       --
    85,364     89,135     76,710     58,380      3,788          0        0
  $ 6.8607   $ 8.9772   $10.4808   $11.6811   $10.0000   $     --       --
  $ 8.3697   $ 6.8607   $ 8.9772   $10.4808   $11.6811   $10.0000       --
    22,385     22,311     15,005     12,934      9,494          0        0

Contracts with 1.25% Coverage Charge
------------------------------------
                                                              Year       Year
                                                             Ended      Ended
                                                           12/31/2005 12/31/2004
                                                           ---------- ----------
INVESTORS MARK SERIES FUND, INC.(3)
  MONEY MARKET SUB-ACCOUNT(3)
   Unit value at beginning of period......................  $ 11.40    $  11.45
   Unit value at end of period............................  $    --    $  11.40
   No. of ACCUMULATION UNITS Outstanding at end of period.        0      38,731
  INTERMEDIATE FIXED INCOME SUB-ACCOUNT(3)
   Unit value at beginning of period......................  $ 13.58    $  13.16
   Unit value at end of period............................  $    --    $  13.58
   No. of ACCUMULATION UNITS Outstanding at end of Period.        0     148,593
  GLOBAL FIXED INCOME SUB-ACCOUNT(3)
   Unit value at beginning of period......................  $ 13.26    $  12.94
   Unit value at end of period............................  $    --    $  13.26
   No. of ACCUMULATION UNITS Outstanding at end of period.        0      23,428
  MID CAP EQUITY SUB-ACCOUNT(3)
   Unit value at beginning of period......................  $ 17.13    $  14.84
   Unit value at end of period............................  $    --    $  17.13
   No. of ACCUMULATION UNITS Outstanding at end of period.        0      43,901
  SMALL CAP EQUITY SUB-ACCOUNT(3)
   Unit value at beginning of period......................  $ 12.74    $  11.63
   Unit value at end of period............................  $    --    $  12.74
   No. of ACCUMULATION UNITS Outstanding at end of period.        0      42,241
  LARGE CAP GROWTH SUB-ACCOUNT(3)
   Unit value at beginning of period......................  $  9.48    $   9.79
   Unit value at end of period............................  $    --    $   9.48
   No. of ACCUMULATION UNITS Outstanding at end of period.        0      47,813
  LARGE CAP VALUE SUB-ACCOUNT(3)
   Unit value at beginning of period......................  $ 12.68    $  11.09
   Unit value at end of period............................  $    --    $  12.68
   No. of ACCUMULATION UNITS Outstanding at end of period.        0      50,495
  GROWTH & INCOME SUB-ACCOUNT(3)
   Unit value at beginning of period......................  $ 15.77    $  14.18
   Unit value at end of period............................  $    --    $  15.77
   No. of ACCUMULATION UNITS Outstanding at end of period.        0     164,087
  BALANCED SUB-ACCOUNT(3)
   Unit value at beginning of period......................  $ 14.95    $  12.58
   Unit value at end of period............................  $    --    $  14.95
   No. of ACCUMULATION UNITS Outstanding at end of period.        0      81,557
JANUS ASPEN SERIES
  JANUS ASPEN SERIES INTERNATIONAL GROWTH
    SUB-ACCOUNT(4)
   Unit value at beginning of period......................  $ 16.98    $  14.45
   Unit value at end of period............................  $ 22.19    $  16.98
   No. of ACCUMULATION UNITS Outstanding at end of period.   28,244      43,667
LAZARD RETIREMENT SERIES, INC.
  LAZARD RETIREMENT SMALL CAP SUB-ACCOUNT
   Unit value at beginning of period......................  $ 18.15    $  16.00
   Unit value at end of period............................  $ 18.64    $  18.15
   No. of ACCUMULATION UNITS Outstanding at end of period.   50,418      52,760

    Year       Year       Year       Year       Year    Period from   Period
   Ended      Ended      Ended      Ended      Ended     9/6/98 to    Ended
 12/31/2003 12/31/2002 12/31/2001 12/31/2000 12/31/1999 12/31/1998  12/31/1997
 ---------- ---------- ---------- ---------- ---------- ----------- ----------
  $11.5122   $11.4950   $11.2136   $10.7272   $10.0910   $10.0000    $10.0000
  $11.4461   $11.5122   $11.4950   $11.2136   $10.7272   $10.0910    $10.0300
    42,006     47,974     32,435     47,507      6,648     17,747         100
  $12.6747   $11.9445   $11.2812   $10.3128   $10.0531   $10.0000    $10.0000
  $13.1558   $12.6747   $11.9445   $11.2812   $10.3128   $10.0531    $10.1100
   158,900    190,416    150,064     60,427     28,681          0         100
  $12.5002   $11.8336   $11.4737   $10.6143   $10.1741   $10.0000    $10.0000
  $12.9421   $12.5002   $11.8336   $11.4737   $10.6143   $10.1741    $10.2100
    20,267     21,144     23,053      9,988      5,890          0         100
  $11.0789   $12.9710   $13.4986   $10.7602   $12.0489   $10.0000    $10.0000
  $14.8360   $11.0789   $12.9710   $13.4986   $10.7602   $12.0489    $10.1200
    48,438     48,503     48,414     37,895     37,267      6,884         543
  $ 8.1850   $11.0206   $12.3613   $12.8633   $11.6860   $10.0000    $10.0000
  $11.6326   $ 8.1850   $11.0206   $12.3613   $12.8633   $11.6860    $ 9.7100
    45,851     49,038     59,776     51,886     29,139      6,990         507
  $ 7.8135   $11.0631   $14.8504   $17.0939   $12.1679   $10.0000    $10.0000
  $ 9.7932   $ 7.8135   $11.0613   $14.8504   $17.0939   $12.1679    $10.4300
    52,691     47,511     50,011     47,219     24,654      8,207         345
  $ 9.0839   $10.4075   $10.7092   $ 9.9680   $11.3245   $10.0000    $10.0000
  $11.0872   $ 9.0839   $10.4075   $10.7092   $ 9.9680   $11.3245    $ 9.6800
    50,933     52,135     53,464     55,541     47,627      7,921         364
  $10.8934   $13.4992   $14.6325   $11.9485   $11.9485   $10.0000    $10.0000
  $14.1825   $10.8934   $13.4992   $14.6325   $12.7758   $11.9485    $10.0600
   156,606    154,821    120,916     85,895     51,979      1,966         353
  $ 9.3279   $10.9175   $10.6769   $ 9.9724   $10.5555   $10.0000    $10.0000
  $12.5823   $ 9.3279   $10.9175   $10.6769   $ 9.9724   $10.5555    $10.0900
    80,421     89,673     65,184     46,283     41,270          0         100
  $ 8.3769   $10.7791   $13.6893   $15.4324   $11.2656   $10.0000          --
  $14.4548   $ 8.3769   $10.7791   $13.6893   $15.4324   $11.2656          --
    46,792     69,441     64,713     49,616     35,993        938           0
  $11.8044   $14.5195   $12.3931   $10.3673   $10.0000   $     --          --
  $15.9971   $11.8044   $14.5195   $12.3931   $10.3673   $10.0000          --
    57,261     62,297     19,568      8,235      6,992          0           0

Contracts with 1.25% Coverage Charge
------------------------------------
                                                              Year       Year
                                                             Ended      Ended
                                                           12/31/2005 12/31/2004
                                                           ---------- ----------
LORD ABBETT SERIES FUND, INC.
  GROWTH AND INCOME SUB-ACCOUNT(5)
   Unit value at beginning of period......................  $  10.00        --
   Unit value at end of period............................  $  10.38        --
   No. of ACCUMULATION UNITS Outstanding at end of period.   261,774         0
T. ROWE PRICE EQUITY SERIES, INC.
  T. ROWE PRICE BLUE CHIP GROWTH SUB-ACCOUNT(5)
   Unit value at beginning of period......................  $  10.00        --
   Unit value at end of period............................  $  10.35        --
   No. of ACCUMULATION UNITS Outstanding at end of period.    36,890         0
  T. ROWE PRICE PERSONAL STRATEGY BALANCED
    SUB-ACCOUNT(5)
   Unit value at beginning of period......................  $  10.00        --
   Unit value at end of period............................  $  10.32        --
   No. of ACCUMULATION UNITS Outstanding at end of period.    89,069         0
VARIABLE INSURANCE PRODUCTS FUND (VIP)
  FIDELITY VIP OVERSEAS SUB-ACCOUNT
   Unit value at beginning of period......................  $   8.14   $  7.27
   Unit value at end of period............................  $   9.55   $  8.14
   No. of ACCUMULATION UNITS Outstanding at end of period.    63,006    70,031
  FIDELITY VIP GROWTH SUB-ACCOUNT
   Unit value at beginning of period......................  $   6.33   $  6.22
   Unit value at end of period............................  $   6.59   $  6.33
   No. of ACCUMULATION UNITS Outstanding at end of period.    74,665    80,590
  FIDELITY VIP MONEY MARKET SUB-ACCOUNT(5)
   Unit value at beginning of period......................  $  10.00        --
   Unit value at end of period............................  $  10.11        --
   No. of ACCUMULATION UNITS Outstanding at end of period.    38,596         0
  FIDELITY VIP CONTRAFUND(R) SUB-ACCOUNT
   Unit value at beginning of period......................  $  10.48   $  9.21
   Unit value at end of period............................  $  12.07   $ 10.48
   No. of ACCUMULATION UNITS Outstanding at end of period.    31,293    31,383
  FIDELITY VIP INVESTMENT GRADE BOND SUB-ACCOUNT(5)
   Unit value at beginning of period......................  $  10.00        --
   Unit value at end of period............................  $  10.00        --
   No. of ACCUMULATION UNITS Outstanding at end of period.   205,728         0
  FIDELITY VIP MID CAP SUB-ACCOUNT(5)
   Unit value at beginning of period......................  $  10.00        --
   Unit value at end of period............................  $  11.09        --
   No. of ACCUMULATION UNITS Outstanding at end of period.    80,074         0

    Year       Year       Year       Year       Year    Period from   Period
   Ended      Ended      Ended      Ended      Ended     9/6/98 to    Ended
 12/31/2003 12/31/2002 12/31/2001 12/31/2000 12/31/1999 12/31/1998  12/31/1997
 ---------- ---------- ---------- ---------- ---------- ----------- ----------
       --         --         --          --      --         --          --
       --         --         --          --      --         --          --
        0          0          0           0       0          0           0
       --         --         --          --      --         --          --
       --         --         --          --      --         --          --
        0          0          0           0       0          0           0
       --         --         --          --      --         --          --
       --         --         --          --      --         --          --
        0          0          0           0       0          0           0
  $5.1497    $6.5556    $8.4199    $10.0000      --         --          --
  $7.2746    $5.1497    $6.5556    $ 8.4199      --         --          --
   71,226     70,996     58,147      35,640       0          0           0
  $4.7481    $6.8976    $8.5037    $10.0000      --         --          --
  $6.2151    $4.7481    $6.8976    $ 8.5037      --         --          --
   83,685     80,094     45,927      26,306       0          0           0
       --         --         --          --      --         --          --
       --         --         --          --      --         --          --
        0          0          0           0       0          0           0
  $7.2759    $8.1503    $9.4284    $10.0000      --         --          --
  $9.2117    $7.2759    $8.1503    $ 9.4284      --         --          --
   25,801     25,619     19,807      13,385       0          0           0
       --         --         --          --      --         --          --
       --         --         --          --      --         --          --
        0          0          0           0       0          0           0
       --         --         --          --      --         --          --
       --         --         --          --      --         --          --
        0          0          0           0       0          0           0

Contracts with 1.45% Coverage Charge
------------------------------------
                                                              Year         Year
                                                             Ended        Ended
                                                           12/31/2005   12/31/2004
                                                           ----------   ----------
AIM VARIABLE INSURANCE FUNDS(1)
  AIM V.I. HIGH YIELD SUB-ACCOUNT(1)
   Unit value at beginning of period......................  $ 10.75      $  8.75
   Unit value at end of period............................ $ 10.88      $ 10.75
   No. of ACCUMULATION UNITS Outstanding at end of period.     680        2,192
  AIM V.I. CORE STOCK SUB-ACCOUNT(1)(2)
   Unit value at beginning of period...................... $  9.18      $  8.93
   Unit value at end of period............................  $    --      $  9.18
   No. of ACCUMULATION UNITS Outstanding at end of period.        0            0
THE ALGER AMERICAN FUND
  GROWTH SUB-ACCOUNT
   Unit value at beginning of period......................  $  6.61      $  6.36
   Unit value at end of period............................  $  7.30      $  6.61
   No. of ACCUMULATION UNITS Outstanding at end of period.   11,783       13,324
  LEVERAGED ALLCAP SUB-ACCOUNT
   Unit value at beginning of period......................  $  6.03      $  5.65
   Unit value at end of period............................  $  6.80      $  6.03
   No. of ACCUMULATION UNITS Outstanding at end of period.    1,124        2,366
  MIDCAP GROWTH SUB-ACCOUNT
   Unit value at beginning of period......................  $  9.98      $  8.96
   Unit value at end of period............................  $ 10.80      $  9.98
   No. of ACCUMULATION UNITS Outstanding at end of period.    6,067        8,210
AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
  VP INCOME & GROWTH SUB-ACCOUNT
   Unit value at beginning of period......................  $  8.98      $  8.06
   Unit value at end of period............................  $  9.26      $  8.98
   No. of ACCUMULATION UNITS Outstanding at end of period.    3,999        5,225
  VP VALUE SUB-ACCOUNT
   Unit value at beginning of period......................  $ 15.97      $ 14.17
   Unit value at end of period............................  $ 16.53      $ 15.97
   No. of ACCUMULATION UNITS Outstanding at end of period.    4,824        4,957
DREYFUS STOCK INDEX FUND, INC. SUB-ACCOUNT
   Unit value at beginning of period......................  $  8.17      $  7.49
   Unit value at end of period............................  $  8.43      $  8.17
   No. of ACCUMULATION UNITS Outstanding at end of period.   15,437       16,843
DREYFUS VARIABLE INVESTMENT FUND
  DREYFUS VIF DISCIPLINED STOCK SUB-ACCOUNT
   Unit value at beginning of period......................  $  7.56      $  7.11
   Unit value at end of period............................  $  7.91      $  7.56
   No. of ACCUMULATION UNITS Outstanding at end of period.    2,635        2,587
DREYFUS INVESTMENT PORTFOLIOS
  EMERGING LEADERS SUB-ACCOUNT(5)
   Unit value at beginning of period......................  $ 10.00           --
   Unit value at end of period............................  $ 10.25           --
   No. of ACCUMULATION UNITS Outstanding at end of period.    1,524            0

                  -
                     Year       Year       Year       Year
                    Ended      Ended      Ended      Ended
                  12/31/2003 12/31/2002 12/31/2001 12/31/2000
                  ---------- ---------- ---------- ----------
                   $7.0998    $ 7.2980   $ 8.7041   $10.0000
                   $8.7495    $ 7.0998   $ 7.2980   $ 8.7041
                     2,842         560        418          0
                   $7.3926    $ 9.2729   $10.3354   $10.0000
                   $8.9328    $ 7.3926   $ 9.2729   $10.3354
                         0           0        309        309
                   $4.7717    $ 7.2252   $ 8.3130   $10.0000
                   $6.3567    $ 4.7717   $ 7.2252   $ 8.3130
                    13,999      16,638     11,706          0
                   $4.2591    $ 6.5387   $ 7.8912   $10.0000
                   $5.6556    $ 4.2591   $ 6.5387   $ 7.8912
                     4,095       4,045      2,757        924
                   $6.1495    $ 8.8556   $ 9.6121   $10.0000
                   $8.9579    $ 6.1495   $ 8.8556   $ 9.6121
                     8,548       5,947      4,434      1,734
                   $6.3235    $ 7.9573   $ 8.8094   $10.0000
                   $8.0620    $ 6.3235   $ 7.9573   $ 8.8094
                     6,015       6,432      6,113      2,153
                  $11.1505    $12.9475   $11.6436   $10.0000
                  $14.1727    $11.1505   $12.9475   $11.6436
                     6,523       2,526      2,511        365
                   $5.9216    $ 7.7388   $ 8.9409   $10.0000
                   $7.4919    $ 5.9216   $ 7.7388   $ 8.9409
                    16,793      16,709     17,566      3,808
                   $5.8381    $ 7.6546   $ 8.9544   $10.0000
                   $7.1080    $ 5.8381   $ 7.6546   $ 8.9544
                     2,589       2,524      2,567        777

Contracts with 1.45% Coverage Charge
------------------------------------
                                                              Year       Year
                                                             Ended      Ended
                                                           12/31/2005 12/31/2004
                                                           ---------- ----------
INVESTORS MARK SERIES FUND, INC.(3)
  MONEY MARKET SUB-ACCOUNT(3)
   Unit value at beginning of period......................   $10.52    $ 10.59
   Unit value at end of period............................   $   --    $ 10.52
   No. of ACCUMULATION UNITS Outstanding at end of period.        0      6,843
  INTERMEDIATE FIXED INCOME SUB-ACCOUNT(3)
   Unit value at beginning of period......................   $13.03    $ 12.66
   Unit value at end of period............................   $   --    $ 13.03
   No. of ACCUMULATION UNITS Outstanding at end of period.        0     16,820
  GLOBAL FIXED INCOME SUB-ACCOUNT(3)
   Unit value at beginning of period......................   $12.36    $ 12.10
   Unit value at end of period............................   $   --    $ 12.36
   No. of ACCUMULATION UNITS Outstanding at end of period.        0      5,611
  MID CAP EQUITY SUB-ACCOUNT(3)
   Unit value at beginning of period......................   $15.76    $ 13.68
   Unit value at end of period............................   $   --    $ 15.76
   No. of ACCUMULATION UNITS Outstanding at end of period.        0        741
  SMALL CAP EQUITY SUB-ACCOUNT(3)
   Unit value at beginning of period......................   $ 9.80    $  8.97
   Unit value at end of period............................   $   --    $  9.80
   No. of ACCUMULATION UNITS Outstanding at end of period.        0      1,515
  LARGE CAP GROWTH SUB-ACCOUNT(3)
   Unit value at beginning of period......................   $ 5.49    $  5.68
   Unit value at end of period............................   $   --    $  5.49
   No. of ACCUMULATION UNITS Outstanding at end of period.        0        382
  LARGE CAP VALUE SUB-ACCOUNT(3)
   Unit value at beginning of period......................   $12.59    $ 11.03
   Unit value at end of period............................   $   --    $ 12.59
   No. of ACCUMULATION UNITS Outstanding at end of period.        0     11,049
  GROWTH & INCOME SUB-ACCOUNT(3)
   Unit value at beginning of period......................   $12.22    $ 11.01
   Unit value at end of period............................   $   --    $ 12.22
   No. of ACCUMULATION UNITS Outstanding at end of period.        0      5,167
  BALANCED SUB-ACCOUNT(3)
   Unit value at beginning of period......................   $14.84    $ 12.52
   Unit value at end of period............................   $   --    $ 14.84
   No. of ACCUMULATION UNITS Outstanding at end of period.        0     15,513
JANUS ASPEN SERIES
  JANUS ASPEN SERIES INTERNATIONAL GROWTH
    SUB-ACCOUNT(4)
   Unit value at beginning of period......................   $16.92    $ 14.43
   Unit value at end of period............................   $22.06    $ 16.92
   No. of ACCUMULATION UNITS Outstanding at end of period.    1,235      1,646
LAZARD RETIREMENT SERIES, INC.
  LAZARD RETIREMENT SMALL CAP SUB-ACCOUNT
   Unit value at beginning of period......................   $17.33    $ 15.31
   Unit value at end of period............................   $17.77    $ 17.33
   No. of ACCUMULATION UNITS Outstanding at end of period.    3,097      2,983

                  -
                     Year       Year       Year       Year
                    Ended      Ended      Ended      Ended
                  12/31/2003 12/31/2002 12/31/2001 12/31/2000
                  ---------- ---------- ---------- ----------
                  $10.6675    $10.6729   $10.4325   $10.0000
                  $10.5850    $10.6675   $10.6729   $10.4325
                     8,649      32,461     31,773      1,821
                  $12.2167    $11.5359   $10.9171   $10.0000
                  $12.6550    $12.2167   $11.5359   $10.9171
                    28,411      13,710     34,462      7,993
                  $11.7062    $11.1032   $10.7880   $10.0000
                  $12.0958    $11.7062   $11.1032   $10.7880
                     5,897       3,222      3,533          0
                  $10.2345    $12.0064   $12.5198   $10.0000
                  $13.6779    $10.2345   $12.0064   $12.5198
                     3,031       1,807      2,916        805
                     $6.33    $   8.53   $   9.59   $  10.00
                     $8.97    $   6.32   $   8.53   $   9.59
                     1,518       2,048      2,052      1,295
                   $4.5436    $ 6.4461   $ 8.6701   $10.0000
                   $5.6833    $ 4.5436   $ 6.4461   $ 8.6701
                     1,480       1,567        809      1,323
                   $9.0585    $10.3992   $10.7221   $10.0000
                  $11.0341    $ 9.0585   $10.3992   $10.7221
                    12,264      12,551     12,145        855
                   $8.4754    $10.5239   $11.4303   $10.0000
                  $11.0125    $ 8.4754   $10.5239   $11.4303
                     8,161       6,637      6,915      1,305
                   $9.2977    $10.9040   $10.6850   $10.0000
                  $12.5166    $ 9.2977   $10.9040   $10.6850
                     8,031       5,201      5,020      4,059
                   $5.3957    $ 6.9568   $ 8.8528   $10.0000
                  $14.4322    $ 5.3957   $ 6.9568   $ 8.8528
                     3,969       9,674      8,730      5,377
                  $11.3180    $13.9491   $11.9301   $10.0000
                  $15.3073    $11.3180   $13.9491   $11.9301
                     5,035       2,812      3,542      1,809

Contracts with 1.45% Coverage Charge
------------------------------------
                                                              Year       Year
                                                             Ended      Ended
                                                           12/31/2005 12/31/2004
                                                           ---------- ----------
VARIABLE INSURANCE PRODUCTS FUND (VIP)
  FIDELITY VIP OVERSEAS SUB-ACCOUNT
   Unit value at beginning of period......................  $  8.07     $ 7.22
   Unit value at end of period............................  $  9.45     $ 8.07
   No. of ACCUMULATION UNITS Outstanding at end of period.    2,928      3,000
  FIDELITY VIP GROWTH SUB-ACCOUNT
   Unit value at beginning of period......................  $  6.27     $ 6.17
   Unit value at end of period............................  $  6.52     $ 6.27
   No. of ACCUMULATION UNITS Outstanding at end of period.      451        452
  FIDELITY VIP MONEY MARKET SUB-ACCOUNT(5)
   Unit value at beginning of period......................  $ 10.00         --
   Unit value at end of period............................  $ 10.10         --
   No. of ACCUMULATION UNITS Outstanding at end of period.    7,470          0
  FIDELITY VIP CONTRAFUND SUB-ACCOUNT.....................
   Unit value at beginning of period......................  $ 10.38     $ 9.15
   Unit value at end of period............................  $ 11.94     $10.38
   No. of ACCUMULATION UNITS Outstanding at end of period.      823        810
  FIDELITY VIP INVESTMENT GRADE BOND SUB-ACCOUNT(5)
   Unit value at beginning of period......................  $ 10.00         --
   Unit value at end of period............................  $  9.99         --
   No. of ACCUMULATION UNITS Outstanding at end of period.   29,554          0
  FIDELITY VIP MID CAP SUB-ACCOUNT(5).....................
   Unit value at beginning of period......................  $ 10.00         --
   Unit value at end of period............................  $ 11.07         --
   No. of ACCUMULATION UNITS Outstanding at end of period.    1,400          0
LORD ABBETT SERIES FUND, INC.
  GROWTH AND INCOME SUB-ACCOUNT(5)........................
   Unit value at beginning of period......................  $ 10.00         --
   Unit value at end of period............................  $ 10.37         --
   No. of ACCUMULATION UNITS Outstanding at end of period.   19,176          0
T. ROWE PRICE EQUITY SERIES, INC.
  T. ROWE PRICE BLUE CHIP GROWTH SUB-ACCOUNT(5)...........
   Unit value at beginning of period......................  $ 10.00         --
   Unit value at end of period............................  $ 10.34         --
   No. of ACCUMULATION UNITS Outstanding at end of period.      199          0
  T. ROWE PRICE PERSONAL STRATEGY BALANCED
    SUB-ACCOUNT(5)........................................
   Unit value at beginning of period......................  $ 10.00         --
   Unit value at end of period............................  $ 10.31         --
   No. of ACCUMULATION UNITS Outstanding at end of period.   21,732          0

--------
(1) Effective May 1, 2004, the INVESCO Variable Investment Funds were reorganized under the AIM Variable Insurance Funds.
(2) Effective May 1, 2006 AIM V.I. Core Stock Fund merged into AIM V.I. Core Equity Fund.
(3) On July 15, 2005, the Company substituted shares of the portfolios of Investors Mark Series Fund, Inc. with shares of certain series of registered investment companies.
(4) Effective on or about March 24, 2003, the Berger IPT-International Fund of Berger Institutional Products Trust was reorganized into the Janus Aspen Series International Growth Portfolio of Janus Aspen Series.

(5) The Dreyfus Emerging Leaders Portfolio, Fidelity VIP Money Market Portfolio, Fidelity VIP Investment Grade Bond Portfolio, Fidelity VIP Mid Cap Portfolio, Lord Abbett Growth and Income Portfolio, T. Rowe Price Blue Chip Growth Portfolio, and T. Rowe Price Personal Strategy Balanced Portfolio Sub-Accounts commenced operations on April 29, 2005.

                 -
                    Year         Year       Year       Year
                   Ended        Ended      Ended      Ended
                 12/31/2003   12/31/2002 12/31/2001 12/31/2000
                 ----------   ---------- ---------- ----------
                 $5.1241       $6.5361    $8.4117    $10.0000
                 $7.2240       $5.1241    $6.5361    $ 8.4117
                   2,874         2,942      2,206           0
                 $4.7245       $6.8771    $8.4953    $10.0000
                 $6.1719       $4.7245    $6.8771    $ 8.4953
                   1,279         1,217      1,320         457
                       --           --         --          --
                       --           --         --          --
                       0             0          0           0
                 $7.2397       $8.1260    $9.4191    $10.0000
                 $9.1476       $7.2397    $8.1260    $ 9.4191
                     584           585      1,068           0
                       --           --         --          --
                       --           --         --          --
                       0             0          0           0
                       --           --         --          --
                       --           --         --          --
                       0             0          0           0
                       --           --         --          --
                       --           --         --          --
                       0             0          0           0
                       --           --         --          --
                       --           --         --          --
                       0             0          0           0

                         APPENDIX B-INVESTMENT OPTIONS


   The following is a summary of the investment objectives and strategies of each investment portfolio. The fund prospectuses contain more complete information, including a description of the investment objectives, policies, restrictions and risks of each portfolio. There is no assurance that the investment objectives will be achieved. Certain portfolios may not be available in your state (check with your registered representative).

AIM VARIABLE INSURANCE FUNDS


   AIM Variable Insurance Funds is a mutual fund with multiple portfolios. A I M Advisors, Inc. is the investment advisor. The following investment options are available under the contract:


          AIM V. I. High Yield Fund (Series I Shares)

             The Fund seeks to achieve a high level of current income. The Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in non-investment grade debt securities, i.e., "junk bonds" and preferred stocks. The Fund may invest up to 25% of its total assets in foreign securities.

          AIM V.I. Core Equity Fund (Series I Shares) (Effective May 1, 2006, AIM V.I. Core Stock Fund merged into AIM V.I. Core Equity Fund)

             The Fund's investment objective is growth of capital. The Fund seeks to meet its objective by investing normally, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities, including convertible securities, of companies that have long-term above-average growth in earnings, and growth companies that the portfolio managers believe have the potential for above-average growth in earnings. The Fund may also invest up to 25% of its total assets in foreign securities.

THE ALGER AMERICAN FUND (Class O Shares)


   The Alger American Fund is a mutual fund with multiple portfolios. Fred Alger Management, Inc. serves as the investment advisor. The following investment options are available under the contract:


          Alger American Growth Portfolio

             This Portfolio seeks long-term capital appreciation. It focuses on growing companies that generally have broad product lines, markets, financial resources and depth of management. Under normal circumstances, the Portfolio invests primarily in the equity securities of companies that have a market capitalization of $1 billion or greater.

          Alger American Leveraged AllCap Portfolio

             This Portfolio seeks long-term capital appreciation. Under normal circumstances, the portfolio invests in the equity securities of companies of any size that demonstrate promising growth potential. The Portfolio can leverage, that is, borrow money, up to one-third of its total assets to buy additional securities. By borrowing money, the Portfolio has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed.

          Alger American MidCap Growth Portfolio

             This Portfolio focuses on midsized companies with promising growth potential. Under normal circumstances, the Portfolio invests primarily in the equity securities of companies that, at the time of purchase of the securities, have a market capitalization within the range of companies included in the Russell Midcap Growth Index or the S&P MidCap 400 Index, updated quarterly.

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.


   American Century Variable Portfolios, Inc. is a series of funds managed by American Century Investment Management, Inc. The following investment options are available under the contract:


          VP Income & Growth

             The Portfolio seeks capital growth by investing in common stocks. Income is a secondary objective. The Portfolio will generally be invested in equity securities of companies comprising the 1500 largest publicly traded companies in the United States. The management team strives to outperform the Standard & Poor's 500 Composite Stock Price Index over time without taking on significant additional risk.

          VP Value

             This Portfolio seeks long-term capital growth as a primary objective and income as a secondary objective. It invests in well-established companies that the Portfolio's Advisor believes are undervalued at the time of purchase.

DREYFUS INVESTMENT PORTFOLIOS


   The Dreyfus Investment Portfolios is a mutual fund with multiple portfolios. The Dreyfus Corporation serves as the investment advisor to the Portfolios. The following investment option is available under the contract:


          Emerging Leaders Portfolio (Initial Shares)

             The Portfolio seeks capital growth. To pursue this goal, the Portfolio normally invests at least 80% of its assets in stocks of companies Dreyfus believes to be emerging leaders: companies characterized by new or innovative products, services or processes having the potential to enhance earnings or revenue growth. Based on current market conditions, the Portfolio primarily invests in companies with market capitalizations of less than $2 billion at the time of purchase.

DREYFUS STOCK INDEX FUND, INC. (Initial Share Class)

   The Dreyfus Corporation serves as the Fund's manager. Dreyfus has hired its affiliate, Mellon Equity Associates, to serve as the Fund's index fund manager and provide day-to-day management of the Fund's investments.

             The objective of this Portfolio is to match, as closely as possible, the performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500). To pursue this goal, the Portfolio generally invests in all 500 stocks in the S&P 500 in proportion to their weighting in the index.

DREYFUS VARIABLE INVESTMENT FUND


   The Dreyfus Variable Investment Fund ("Dreyfus VIF") is a mutual fund with multiple portfolios. The Dreyfus Corporation serves as the investment advisor to the Portfolio. The following investment option is available under the contract:


          Dreyfus VIF Disciplined Stock Portfolio (Initial Share Class)

             The Portfolio seeks investment returns (consisting of capital appreciation and income) that are greater than the total return performance of stocks represented by the Standard & Poor's 500 Composite Stock Price Index. To pursue this goal, the Portfolio invests at least 80% of its assets in stocks. The Portfolio focuses on stocks of large-cap companies.

JANUS ASPEN SERIES


   Janus Aspen Series is a mutual fund with multiple portfolios. Janus Capital Management LLC is the investment advisor. The following investment option is available under the contract:


          Janus Aspen Series International Growth Portfolio (Institutional
       Shares)

             The Portfolio seeks long-term growth of capital. The Portfolio invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in securities of issuers from countries outside of the United States. The Portfolio normally invests in securities of issuers from several different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers and it may, under unusual circumstances, invest all of its assets in a single country. The Portfolio may have significant exposure to emerging markets.

LAZARD RETIREMENT SERIES, INC.


   Lazard Retirement Series, Inc. is a mutual fund with multiple portfolios. Lazard Asset Management LLC, a subsidiary of Lazard Freres & Co. LLC, a New York limited liability company, is the investment manager for each portfolio. The following investment option is available under the contract:


          Lazard Retirement Small Cap Portfolio

             The Portfolio seeks long-term capital appreciation. It invests primarily in equity securities, principally common stocks, of relatively small U.S. companies with market capitalizations in the range of the Russell 2000 Index(R) that the manager believes are undervalued based on their earnings, cash flow or asset values.

LORD ABBETT SERIES FUND, INC. (Class VC Shares)


   Lord Abbett Series Fund, Inc. is a mutual fund with multiple portfolios. Lord, Abbett & Co. LLC is the investment advisor to the portfolios. The following investment option is available under the contract:


          Growth and Income Portfolio

             The Portfolio's investment objective is long-term growth of capital and income without excessive fluctuations in market value. To pursue this goal, the Portfolio primarily purchases equity securities of large, seasoned, U.S. and multinational companies that Lord, Abbett & Co. LLC believes are undervalued. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities of large companies. A large company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 1000 Index, a widely-used benchmark for large-cap stock performance. As of July 1, 2005, the market capitalization range of the Russell 1000 Index was $890 million to $368.2 billion. This range varies daily.

T. ROWE PRICE EQUITY SERIES, INC.


   T. Rowe Price Equity Series, Inc. is a mutual fund with multiple portfolios.
T. Rowe Price Associates, Inc. is the investment advisor. The following investment options are available under the contract:


          T. Rowe Price Blue Chip Growth Portfolio

             The Blue Chip Growth Portfolio will seek long-term growth of capital by investing primarily in common stocks of well-established large and medium-sized blue chip growth companies with the potential for above-average earnings increases. Current income is a secondary objective.

          T. Rowe Price Personal Strategy Balanced Portfolio

             The Personal Strategy Balanced Portfolio will seek the highest total return over time consistent with an emphasis on both capital appreciation and income. With a portfolio generally comprising 60% stocks, 30% bonds, and 10% money market securities, the fund may be appropriate for those seeking long-term capital appreciation and income. The fund's share price will fluctuate with changes in interest rates and market conditions.

VARIABLE INSURANCE PRODUCTS FUNDS


   The Variable Insurance Products Fund is a mutual fund with multiple portfolios that are managed by Fidelity Management & Research Co. The following investment options are available under the contract:


          Fidelity VIP Overseas Portfolio (Service Class 2)

             The VIP Overseas Portfolio seeks long-term growth of capital by investing at least 80% of assets in non-U.S. securities. The Portfolio normally invests primarily in common stocks, allocating investments across countries and regions considering the size of the market in each country and region relative to the size of the international market as a whole. The adviser uses fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

          Fidelity VIP Growth Portfolio (Service Class 2)

             The VIP Growth Portfolio seeks to achieve capital appreciation by normally investing primarily in common stocks. The Portfolio invests in companies that the adviser believes have above average growth potential. The Portfolio invests in domestic and foreign issuers using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

          Fidelity VIP Contrafund(R) Portfolio (Service Class 2)

             The VIP Contrafund Portfolio seeks long-term capital appreciation by investing in securities of companies whose value the adviser believes is not fully recognized by the public. The Portfolio invests in either "growth" stocks or "value" stocks or both of domestic and foreign issuers. The adviser uses fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

          Fidelity VIP Investment Grade Bond Portfolio (Initial Class)

             The VIP Investment Grade Bond Portfolio seeks as high a level of current income as is consistent with the preservation of capital by normally investing at least 80% of assets in investment grade debt securities (those of medium and high quality) of all types and repurchase agreements for those securities. The adviser manages the fund to have similar overall interest rate risk to the Lehman Brothers(R) Aggregate Bond Index.

          Fidelity VIP Mid Cap Portfolio (Initial Class)

             The VIP Mid Cap Portfolio seeks long-term growth of capital by investing primarily in common stocks. The Portfolio normally invests at least 80% of assets in securities of companies with medium market capitalizations (which, for purposes of this fund, are those companies with market capitalizations similar to companies in the Russell Midcap(R) Index or the Standard & Poor's(R) MidCap 400 Index (S&P(R) MidCap 400)). The Portfolio invests in domestic and foreign issuers. It invests in either "growth" stocks or "value" stocks or both.

          Fidelity VIP Money Market Portfolio (Initial Class)

             The VIP Money Market Portfolio seeks as high a level of current income as is consistent with preservation of capital and liquidity by investing in money market instruments. The Portfolio invests in U.S. dollar-denominated money market securities of domestic and foreign issuers and repurchase agreements. The Portfolio may enter into reverse repurchase agreements. The Portfolio invests more than 25% of total assets in the financial services industries. It invests in compliance with industry-standard requirements for money market funds for the quality, maturity, and diversification of investments.

             Although the Portfolio seeks to maintain a constant net asset value of $1.00 per share, there can be no assurance that the Portfolio can do so on a continuous basis. An investment in the Money Market Portfolio is not guaranteed. After charges are deducted from the annuity contract, it is possible, particularly in a lower short-term interest rate environment, that an investment in the Money Market Portfolio may result in a negative investment return.

                  APPENDIX C-ADDITIONAL DEATH BENEFIT OPTION

   The following examples show you how we calculate the Additional Death Benefit (ADB) if you elect the ADBO. The examples are purely hypothetical and are for illustrative purposes only.

EXAMPLE #1

   OWNER purchases contract at age 50; Spouse, who is age 45, is named BENEFICIARY; Total PURCHASE PAYMENTS at death of $100,000; OWNER dies at age 70, with contract value of $250,000.

   The Additional Death Benefit payable to the BENEFICIARY would be $22,500. This is determined by .15 x [ADB Ending Value ($250,000)--ADB Base Value ($100,000)]--i.e., .15 x $150,000. If the basic death benefit under the contract were equal to the contract value, the total death benefit would be $272,500.

EXAMPLE #2

   Same assumptions as Example #1, except that surviving spouse elects to continue the contract.

   The contract value ($250,000) on the date of election to continue the contract would be increased by $22,500 to $272,500. The ADB Base Value would be $272,500. Assume the surviving spouse dies at age 75, no additional PURCHASE PAYMENTS were made, and the contract value was $400,000. The second Additional Death Benefit payable to the current BENEFICIARY would be $19,125. This is determined by .15 x [ADB Ending Value ($400,000)--spouse's ADB Base Value ($272,500)]--i.e., .15 x $127,500. If the basic death benefit were equal to the contract value, the total death benefit would be $419,125.

EXAMPLE #3

   OWNER purchases contract at age 70; Spouse who is also age 70 is named as BENEFICIARY; PURCHASE PAYMENTS total $100,000; OWNER dies at age 85 with a contract value of $250,000; The contract value on the OWNER'S 81st birthday was $200,000.

   The Additional Death Benefit payable to the BENEFICIARY would be $15,000. This is determined by .15 x [ADB Ending Value ($200,000, since the value at the OWNER's 81st birthday is less than the value at death)--ADB Base Value ($100,000)]--i.e., .15 x $100,000. If the basic death benefit under the contract were equal to the contract value, the total death benefit would be $265,000. If the surviving spouse elects to continue the contract, the contract value would be increased to $265,000. However, since the surviving spouse is older than age 80, there would be no second Additional Death Benefit at his/her death.

EXAMPLE #4

   OWNER purchases contract at age 50; Spouse who is age 45 is named as BENEFICIARY; Total PURCHASE PAYMENTS at death of $100,000; On the 10th contract anniversary the contract value is $250,000; On the 10th contract anniversary the OWNER withdraws $100,000; The next day the OWNER dies at age 60.

   The Additional Death Benefit payable to the BENEFICIARY would be $7,500. This is determined by .15 x [ADB Ending Value ($150,000)--ADB Base Value ($100,000)]--i.e., .15 x $50,000. If the basic death benefit under the contract were equal to the contract value, the total death benefit would be $157,500.

                              Detach and mail to:

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                                P.O. BOX 19086
                           GREENVILLE, SC 29602-9086

   Please send me, at no charge, the Statement of Additional Information dated May 1, 2006 for the Clarity Variable Annuity Contract issued by RBC.

              (Please print or type and fill in all information)

                             ----------------------
                             Name
                             ----------------------
                             Address
                             ----------------------
                             City    State Zip Code

                            [LOGO OF RBC INSURANCE]


The cover is not part of the prospectus.                           V1132 (5-06)